UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23997

Tortoise Capital Series Trust
(Exact name of registrant as specified in charter)

5901 College Boulevard Suite 400

Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Tom Florence, President

Tortoise Capital Series Trust

c/o U.S. Bank Global Fund Services

777 East Wisconsin Ave., 6th Floor

Milwaukee, WI 53202
(Name and address of agent for service)

(913) 981-1020

Registrant’s telephone number, including area code

Date of fiscal year end: 11/30/2025

Date of reporting period: 11/30/2025

Item 1. Reports to Stockholders.

(a)

Tortoise AI Infrastructure ETF
TCAI (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | November 30, 2025
This annual shareholder report contains important information about the Tortoise AI Infrastructure ETF for the period of August 4, 2025, to November 30, 2025. You can find additional information about the Fund at https://tortoisecapital.com/etf/tortoise-ai-infrastructure-etf/#literature. You can also request this information by contacting us at 1-913-981-1020 or info@tortoisecapital.com.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*,**
Tortoise AI Infrastructure ETF	$73	0.65%
*	Amount shown reflects the expenses of the Fund from inception date through November 30, 2025. Expenses would be higher if the Fund had been in operation for the entire period of this report.
**	Annualized
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tortoise AI Infrastructure  ETF was launched on August 4, 2025, increasing 23.6% during the period starting on August 4, 2025, through the fiscal year end on November 30, 2025.
Artificial intelligence (AI) and new potential applications of AI dominated the headlines during 2025. Many tech executives believe that we are at the start of an AI revolution. In 2025, hyperscaler capital spending forecasts were increased multiple times. Based on most recent estimates, hyperscaler capital spending is forecasted to grow at a double-digit growth rate through 2030.
There is no AI without infrastructure. At Tortoise Capital, we see the modern definition of infrastructure expanding to include the infrastructure that enables the development of AI including data center infrastructure, electricity infrastructure, connectivity infrastructure, electricity electrical and mechanical infrastructure.
Connectivity infrastructure delivered the best performance in the fiscal year 2025, rising by 42%. Data center infrastructure also delivered strong performance during this period. At its foundation, AI requires data and electricity to enhance new and existing AI applications. The world is moving to AI everywhere, that could include personal robots, autonomous cars, and other AI advancements in health care and education. These advancements are expected to result in an AI driven economy in which electricity becomes the new oil. In addition, many of the AI infrastructure sectors that enable AI development are expected to benefit from multi-year and possibly decade growth in capital spending by hyperscalers.
Within connectivity infrastructure, data storage stocks performed well, driven by strong demand for the millions of storage devices required to support AI development.  In addition, companies that operate data centers also performed well. Specifically, several  bitcoin miners like Cipher Mining and IREN continued to transform their business models from bitcoin miners to data center operators. As a result, the stock prices of these transformation stories performed well. These are examples of the value of securing access to electricity that many current bitcoin miners already have. We expect several other transformation stories to evolve throughout this period of AI development.

Top Contributors
Seagate Technology Holdings PLC
Cipher Mining Inc.
IREN Ltd
Ciena Corp.
↑	Terawulf Inc.
Tortoise AI Infrastructure ETF	PAGE 1	TSR-AR-890930803

Top Detractors
Core Scientific Inc.
Super Micro Computer Inc.
Fermi LLC
GE Vernova Inc.
↓	Vistra Corp.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
SINCE INCEPTION TOTAL RETURN (%)

Since Inception (08/04/2025)
Tortoise AI Infrastructure ETF NAV	24.01
S&P 500 TR	8.65
Visit https://tortoisecapital.com/etf/tortoise-ai-infrastructure-etf/#literature for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of November 30, 2025)

Net Assets	$54,677,736
Number of Holdings	44
Net Advisory Fee	$57,221
Portfolio Turnover	31%
30 Day SEC Yield	0.24%
Tortoise AI Infrastructure ETF	PAGE 2	TSR-AR-890930803

WHAT DID THE FUND INVEST IN? (as of November 30, 2025)
Industry Breakdown (% of net assets)

United States Connectivity Infrastructure (30.8%)
United States Data Center Infrastructure (26.0%)
United States Power (14.6%)
United States Electrical Infrastructure (8.4%)
United States Oil and Gas Production (6.4%)
United States Mechanical Infrastructure (4.8%)
United States Natural Gas Pipelines (4.5%)
Europe Electrical Infrastructure (2.9%)
United States Electrical Components (0.9%)
Cash & Other (0.7%)

Top 10 Issuers	(%)
Seagate Technology Holdings PLC	6.0%
Ciena Corp.	4.9%
Vertiv Holdings Co.	4.8%
Quanta Services, Inc.	4.3%
Dell Technologies, Inc.	4.2%
NRG Energy, Inc.	4.1%
nVent Electric PLC	3.8%
EQT Corp.	3.6%
Cipher Mining, Inc.	3.6%
Western Digital Corp.	3.5%
MANAGED DISTRIBUTIONS
The Fund may distribute more than its income and net realized capital gains; therefore, a portion of distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money a shareholder has invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://tortoisecapital.com/etf/tortoise-ai-infrastructure-etf/#literature.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tortoise Capital Advisors, LLC documents not be householded, please contact Tortoise Capital Advisors, LLC at 1-913-981-1020, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tortoise Capital Advisors, LLC or your financial intermediary.
Tortoise AI Infrastructure ETF	PAGE 3	TSR-AR-890930803

Tortoise Energy Fund
TNGY (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | November 30, 2025
This annual shareholder report contains important information about the Tortoise Energy Fund for the period of December 1, 2024, to November 30, 2025. You can find additional information about the Fund at https://tortoisecapital.com/etf/tortoise-energy-fund/#literature. You can also request this information by contacting us at 1-913-981-1020 or info@tortoisecapital.com.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Tortoise Energy Fund	$99	0.98%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tortoise Energy Fund increased 1.5% for the fiscal year ended November 30, 2025, amid divergent performance across energy and power sectors. Upstream equities faced pressure as crude oil prices declined, the Organization of Petroleum Exporting Countries Plus’ (OPEC+) decision to return curtailed oil supply, resilient non-OPEC production, and moderating global demand growth, which compressed cash flows despite continued capital discipline. While balance sheets and shareholder returns remained priorities, weaker price realizations and macro uncertainty constrained equity performance. In contrast, refining companies demonstrated relative resilience, benefiting from periods of stronger margins, advantaged feedstock costs, and steady demand for refined products.
Energy infrastructure faced pressure from global tariffs and OPEC+’s accelerated supply return, yet North American energy infrastructure equities demonstrated fundamental resilience. Modest throughput growth, disciplined capital investment, and stronger balance sheets supported in-line results, while dividend growth and opportunistic  buybacks reinforced the sector’s durable income profile. Structural support came from modest production growth, continued U.S. LNG export expansion, and rising natural gas demand to power data centers, driving new pipeline projects for utilities and select on-site generation. Free cash flow remained sufficient to fund elevated capital spending without equity issuance, while M&A activity focused on strategic, synergistic assets. In addition, regulatory developments modestly reduced permitting timelines and administrative burdens. Collectively, these dynamics reinforced the long-term attractiveness of natural gas infrastructure despite near-term sentiment pressure from oil price weakness.
In the fiscal year 2025, U.S. utility and power equities delivered strong relative performance, rising 12.6% as measured by the S&P 500 Utilities Sector Index. Performance was supported by resilient earnings growth and accelerating electricity demand, with power consumption reaching record levels amid artificial intelligence (AI)-intensive data centers, electrification, and industrial reshoring. Accelerating load growth boosted earnings expectations and capital investment, benefiting regulated utilities through rate-base expansion while independent power producers captured more cyclical upside. As the year progressed, utilities were increasingly viewed as growth-oriented infrastructure rather than purely defensive assets, with generation and grid modernization exposure outperforming amid improving economic conditions, easing rate expectations, and supportive energy policy.

Top Contributors
EQT Corp.
Expand Energy Corp.
MPLX LP
Constellation Energy Corp.
Vistra Corp.
Tortoise Energy Fund	PAGE 1	TSR-AR-890930209

Top Detractors
ONEOK Inc.
New Fortress Energy Inc.
Targa Resources Corp.
Energy Transfer LP
Venture Global Inc.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Tortoise Energy Fund NAV	1.63	18.37	7.83
S&P 500 TR	15.00	15.28	14.63
S&P 500 Energy Sector TR	-1.81	24.80	7.18
75% S&P 500 Energy 25% ICE BofA US High Yield Energy	0.36	20.90	7.16
Visit https://tortoisecapital.com/etf/tortoise-energy-fund/#literature for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of November 30, 2025)

Net Assets	$524,177,231
Number of Holdings	46
Net Advisory Fee	$4,995,401
Portfolio Turnover	29%
30 Day SEC Yield	3.34%
Tortoise Energy Fund	PAGE 2	TSR-AR-890930209

WHAT DID THE FUND INVEST IN? (as of November 30, 2025)
Industry Breakdown (% of net assets)

- United States Natural Gas/Natural Gas Liquids Pipelines (33.0%)
- United States Oil & Gas Production (24.7%)
- United States Renewables and Power Infrastructure (13.0%)
- United States Refined Product Pipelines (12.9%)
- United States Natural Gas Gathering/Processing (6.4%)
- United States Crude Oil Pipelines (3.6%)
- United States Refining (1.4%)
- United States Data Center Infrastructure (1.4%)
- Cash & Other (3.6%)

Top 10 Issuers	(%)
MPLX LP	7.7%
EQT Corporation	7.1%
Expand Energy Corp.	5.9%
The Williams Companies, Inc.	5.0%
Cheniere Energy, Inc.	4.9%
ONEOK, Inc.	4.7%
Energy Transfer LP	4.5%
Sempra Energy	3.7%
Plains GP Holdings L.P.	3.6%
Enterprise Products Partners LP	3.2%
MANAGED DISTRIBUTIONS
The Fund may distribute more than its income and net realized capital gains; therefore, a portion of distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money a shareholder has invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://tortoisecapital.com/etf/tortoise-energy-fund/#literature.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tortoise Capital Advisors, LLC documents not be householded, please contact Tortoise Capital Advisors, LLC at 1-913-981-1020, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tortoise Capital Advisors, LLC or your financial intermediary.
Tortoise Energy Fund	PAGE 3	TSR-AR-890930209

Tortoise Electrification Infrastructure ETF
TPZ (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | November 30, 2025
This annual shareholder report contains important information about the Tortoise Electrification Infrastructure ETF for the period of December 1, 2024, to November 30, 2025. You can find additional information about the Fund at https://tortoisecapital.com/etf/tortoise-electrification-infrastructure-etf/#literature. You can also request this information by contacting us at 1-913-981-1020 or info@tortoisecapital.com.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Tortoise Electrification Infrastructure ETF	$112	1.09%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tortoise Electrification Infrastructure ETF increased 6.8% for the fiscal year ending November 30, 2025. Stock performance across energy infrastructure and power sectors diverged in fiscal year 2025, with energy infrastructure declining 1.2% as measured by the  Alerian Midstream Energy Index, pressured by the escalation of global tariff actions and the Organization of Petroleum Exporting Countries Plus’ (OPEC+) decision to return curtailed oil supply to the market more quickly than anticipated. This shift toward supply outpacing demand weighed on crude prices, with oil finishing the fiscal year just over $58 per barrel, roughly $10 below its level at the start of the year, dampening broader investor sentiment toward the energy sector.
Despite this backdrop, North American energy infrastructure equities demonstrated fundamental resilience. Modest throughput volume growth, disciplined capital investment, and strengthened balance sheets, with operators largely delivering in-line results, reaffirming guidance, advancing key expansion projects, and continued to emphasize dividend growth and share repurchases, reinforcing the sector’s durable income profile. Performance was further underpinned by modest oil and natural gas production growth and the continued buildout of U.S. LNG export capacity, with exports rising from nearly 12 billion cubic feet per day (bcf/d) in 2024 to an average approaching 15 bcf/d in 2025.
Within natural gas infrastructure, demand expectations strengthened as gas is increasingly viewed as the primary fuel source for incremental data center power generation, prompting new pipeline expansions and projects serving utilities and, in select cases, data centers directly. Free cash flow remained sufficient to fund elevated capital spending without equity issuance, while M&A activity focused on strategic, synergistic assets. In addition, regulatory developments modestly reduced permitting timelines and administrative burdens. Collectively, these dynamics reinforced the long-term attractiveness of natural gas infrastructure despite near-term sentiment pressure from oil price weakness.
In contrast, U.S. utility and power equities delivered strong relative performance in fiscal year 2025, rising 12.6% as measured by the S&P 500 Utilities Sector Index. Performance was supported by resilient earnings growth and accelerating electricity demand, with power consumption reaching record levels amid artificial intelligence (AI)-intensive data centers, electrification, and industrial reshoring. These trends lifted load growth and forward earnings expectations, while prompting higher capital expenditure plans as utilities balanced reliability with customer affordability.
Regulated utilities benefited from rate base expansion and constructive regulatory outcomes, while independent power producers—more exposed to power prices and demand—experienced greater volatility but delivered compelling gains. As the year progressed, investor perception shifted from viewing utilities as purely defensive toward recognizing their role as growth-oriented infrastructure. Companies tied to generation and grid modernization outperformed amid improving economic conditions and expectations for lower interest rates. Evolving energy policy, including headwinds for offshore wind alongside efforts to streamline permitting and support AI-driven power development, reinforced utilities’ dual identity in 2025 as both income-generating and secular growth assets.
Tortoise Electrification Infrastructure ETF	PAGE 1	TSR-AR-890930100

Top Contributors
↑	Constellation Energy Corp.
Clearway Energy, Inc.
Vistra Corp.
TC Energy Corp.
Enbridge, Inc.

Top Detractors
↓	ONEOK, Inc.
Targa Resources Corp.
New Fortress Energy, Inc.
Energy Transfer LP
Venture Global, Inc.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Tortoise Elecrification Infrastructure ETF NAV	4.65	17.51	7.36
S&P 500 TR	15.00	15.28	14.63
S&P 500 Energy Sector TR	-1.81	24.80	7.18
Visit https://tortoisecapital.com/etf/tortoise-electrification-infrastructure-etf/#literature for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of November 30, 2025)

Net Assets	$140,351,388
Number of Holdings	34
Net Advisory Fee	$1,396,819
Portfolio Turnover	67%
30 Day SEC Yield	2.64%
Tortoise Electrification Infrastructure ETF	PAGE 2	TSR-AR-890930100

WHAT DID THE FUND INVEST IN? (as of November 30, 2025)
Industry Breakdown (% of net assets)

United States Renewables and Power Infrastructure (57.4%)
United States Natural Gas/Natural Gas Liquids Pipelines (19.7%)
United States Local Distribution Companies (5.9%)
Canada Natural Gas/Natural Gas Liquids Pipelines (4.9%)
United States Refined Product Pipelines (4.5%)
United States Natural Gas Gathering/Processing (2.3%)
Canada Crude Oil Pipelines (2.1%)
United States Data Center Infrastructure (1.1%)
Canada Natural Gas Infrastructure (1.0%)
Cash & Other (1.1%)

Top 10 Issuers	(%)
Constellation Energy Corp.	8.1%
Energy Transfer LP	6.1%
Vistra Corp.	5.7%
Sempra Energy	5.4%
Entergy Corp.	5.3%
NRG Energy, Inc.	5.3%
TC Energy Corp.	4.9%
Evergy, Inc.	4.9%
Clearway Energy, Inc.	4.8%
The Williams Companies, Inc.	4.7%
Name Change
Effective January 1, 2026, the Fund’s name changed from Tortoise Essential Energy Fund to Tortoise Electrification Infrastructure ETF.
MANAGED DISTRIBUTIONS
The Fund may distribute more than its income and net realized capital gains; therefore, a portion of distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money a shareholder has invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://tortoisecapital.com/etf/tortoise-electrification-infrastructure-etf/#literature.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tortoise Capital Advisors, LLC documents not be householded, please contact Tortoise Capital Advisors, LLC at 1-913-981-1020, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tortoise Capital Advisors, LLC or your financial intermediary.
Tortoise Electrification Infrastructure ETF	PAGE 3	TSR-AR-890930100

Tortoise Global Water Fund
TBLU (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | November 30, 2025
This annual shareholder report contains important information about the Tortoise Global Water Fund for the period of December 1, 2024, to November 30, 2025. You can find additional information about the Fund at https://tortoisecapital.com/etf/tortoise-global-water-fund/#literature. You can also request this information by contacting us at 1-913-981-1020 or info@tortoisecapital.com.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Tortoise Global Water Fund	$41	0.40%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tortoise Global Water Fund generated a NAV return of 7.3% for the fiscal year ending November 30, 2025. Water infrastructure delivered steady, defensive performance, supported by predictable demand, regulated earnings, and continued investment in aging infrastructure. Fundamentals remained resilient as rate-base growth was driven by capital spending on system replacement, resiliency, water quality compliance, and climate adaptation, while constructive regulatory outcomes helped support returns despite affordability and political sensitivity around rate increases. Water utilities benefited from their essential-service profile, inflation-linked rate mechanisms, and lower commodity sensitivity. Balance sheets remained solid, dividend growth continued at a measured pace, and M&A activity focused on tuck-in acquisitions that expanded scale and operating efficiency. Water technology companies benefited from increased municipal and industrial spending on treatment, filtration, leak detection, automation, and efficiency solutions, as utilities and customers sought to improve reliability, reduce non-revenue water, and meet tighter regulatory standards. Overall, water infrastructure offered consistency and downside protection amid broader market volatility.

Top Contributors
United Utilities Group PLC
Xylem Inc.
Ecolab Inc.
Severn Trent PLC
Watts Water Technologies, Inc.

Top Detractors
Pennon Group
Georg Fischer AG
China Lesso Group Holdings Ltd
Stantec Inc.
Primo Brands Corp.
Tortoise Global Water Fund	PAGE 1	TSR-AR-890930407

HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (02/14/2017)
Tortoise Global Water Fund NAV	7.07	8.54	10.59
S&P 500 TR	15.00	15.28	14.92
Tortoise Global Water Net Total Return Index	7.42	8.76	11.16
Visit https://tortoisecapital.com/etf/tortoise-global-water-fund/#literature for more recent performance information.
*  The Fund’s past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of November 30, 2025)

Net Assets	$55,842,515
Number of Holdings	57
Net Advisory Fee	$219,090
Portfolio Turnover	63%
30-Day SEC Yield	1.51%
Tortoise Global Water Fund	PAGE 2	TSR-AR-890930407

WHAT DID THE FUND INVEST IN? (as of November 30, 2025)

Top 10 Issuers	(%)
Ferguson Enterprises, Inc.	8.3%
Ecolab Inc.	7.6%
Geberit AG	4.1%
Xylem, Inc.	4.1%
Veolia Environnement SA	4.0%
Pentair PLC	3.8%
Veralto Corp.	3.8%
American Water Works Co., Inc.	3.7%
United Utilities Group PLC	3.7%
Stantec, Inc.	3.7%
Industry Breakdown (% of net assets)

- U.S. Equipment/ Services (18.2%)
- U.S. Water Utilities (14.9%)
- UK Water Equipment/ Services (12.5%)
- UK Water Infrastructure (8.2%)
- U.S. Water Management (7.8%)
- U.S. Water Treatment (7.6%)
- Switzerland Water Equipment/ Services (5.0%)
- U.S. Water Infrastructure (4.9%)
- Japan Water Equipment/ Services (4.7%)
- Cash & Other Industries (16.2%)

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://tortoisecapital.com/etf/tortoise-global-water-fund/#literature.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tortoise Capital Advisors, LLC documents not be householded, please contact Tortoise Capital Advisors, LLC at 1-913-981-1020, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tortoise Capital Advisors, LLC or your financial intermediary.
Tortoise Global Water Fund	PAGE 3	TSR-AR-890930407

Tortoise North American Pipeline Fund
TPYP (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | November 30, 2025
This annual shareholder report contains important information about the Tortoise North American Pipeline Fund for the period of December 1, 2024, to November 30, 2025. You can find additional information about the Fund at https://tortoisecapital.com/etf/tortoise-north-american-pipeline-fund/#literature. You can also request this information by contacting us at 1-913-981-1020 or info@tortoisecapital.com.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Tortoise North American Pipeline Fund	$40	0.40%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
The Tortoise North American Pipeline Fund increased 1.7% for the fiscal year ending November 30, 2025. Midstream equities came under pressure beginning in April following the escalation of global tariff actions and the Organization of Petroleum Exporting Countries Plus’ (OPEC+) decision to return curtailed oil supply to the market more quickly than anticipated. This shift toward supply outpacing demand weighed on crude prices, with oil finishing the fiscal year just over $58 per barrel, roughly $10 below its level at the start of the year, dampening broader investor sentiment toward the energy sector. Partially offsetting this pressure was an increasingly constructive outlook for natural gas, supported by rising power generation demand and the continued buildout of U.S. liquefied natural gas (LNG) export capacity.
Fundamentally, North American energy infrastructure equities demonstrated notable resilience amid broader commodity volatility. Modest throughput growth, disciplined capital investment, and strengthened balance sheets supported sector stability. Operators largely delivered in-line results, reaffirmed guidance, advanced key expansion projects, and continued to emphasize dividend growth and share repurchases, reinforcing the sector’s durable income profile. Performance was further underpinned by modest oil and natural gas production growth and the continued buildout of U.S. LNG export capacity, with exports rising from nearly 12 billion cubic feet per day (bcf/d) in 2024 to an average approaching 15 bcf/d in 2025. Within natural gas infrastructure, demand expectations strengthened as gas is increasingly viewed as the primary fuel source for incremental data center power generation, prompting new pipeline expansions and projects serving utilities and, in select cases, data centers directly. Free cash flow remained sufficient to fund elevated capital spending without equity issuance, while mergers and acquisitions (M&A) activity focused on strategic, synergistic assets. In addition, regulatory developments modestly reduced permitting timelines and administrative burdens. Collectively, these dynamics reinforced the long-term attractiveness of natural gas infrastructure despite near-term sentiment pressure from oil price weakness.

Top Contributors
Enbridge Inc.
TC Energy Corp.
Atmos Energy Corp.
Nisource Corp.
National Fuel Gas Co

Top Detractors
ONEOK Inc.
Targa Resources Corp.
Energy Transfer LP
New Fortress Energy Inc.
Venture Global Inc.
Tortoise North American Pipeline Fund	PAGE 1	TSR-AR-890930308

HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Tortoise North American Pipeline Fund NAV	2.30	21.08	11.33
S&P 500 TR	15.00	15.28	14.63
Tortoise North American Pipeline Index TR	2.99	21.99	12.02
Visit https://tortoisecapital.com/etf/tortoise-north-american-pipeline-fund/#literature for more recent performance information.
*  The Fund’s past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of November 30, 2025)

Net Assets	$716,095,069
Number of Holdings	44
Net Advisory Fee	$2,813,121
Portfolio Turnover	6%
30-Day SEC Yield	3.82%
Tortoise North American Pipeline Fund	PAGE 2	TSR-AR-890930308

WHAT DID THE FUND INVEST IN? (as of November 30, 2025)

Top 10 Issuers	(%)
TC Energy Corp.	7.7%
The Williams Companies, Inc.	7.6%
Enbridge, Inc.	7.4%
Kinder Morgan, Inc.	7.3%
ONEOK, Inc.	6.5%
Cheniere Energy, Inc.	6.2%
NiSource Inc.	4.2%
Atmos Energy Corporation	4.2%
Targa Resources Corp.	4.2%
Enterprise Products Partners LP	4.0%
Industry Breakdown (% of net assets)

- United States Natural Gas/Natural Gas Liquids Pipelines (44.6%)
- United States Local Distribution Companies (16.4%)
- Canada Crude Oil Pipelines (13.5%)
- Canada Natural Gas/Natural Gas Liquids Pipelines (12.9%)
- United States Natural Gas Gathering/Processing (6.2%)
- United States Refined Product Pipelines (4.0%)
- United States Crude Oil Pipelines (2.0%)
- Cash & Other (0.9%)

Managed Distributions
The Fund may distribute more than its income and net realized capital gains; therefore, a portion of distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money a shareholder has invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://tortoisecapital.com/etf/tortoise-north-american-pipeline-fund/#literature.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tortoise Capital Advisors, LLC documents not be householded, please contact Tortoise Capital Advisors, LLC at 1-913-981-1020, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Tortoise Capital Advisors, LLC or your financial intermediary.
Tortoise North American Pipeline Fund	PAGE 3	TSR-AR-890930308

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Carrie Ramirez Schoffman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other Services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2025	FYE 11/30/2024
(a) Audit Fees	$171,500	$149,250
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$74,000	$61,910
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker, LLP and Ernst & Young LLP applicable to non-audit services for the years ended 12/31/25 and 12/31/24, respectively pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2025	FYE 11/30/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2025	FYE 11/30/2024
Registrant	$0	$61,910
Registrant’s Investment Adviser	$40,000	$35,300

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Carrie Ramirez Schoffman, Keith A. Fletcher, Andrew J. Iseman, John C. Maxwell, and Tom Florence.

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this form.

(b)	Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Tortoise Capital Series Trust
TORTOISE AI INFRASTRUCTURE ETF
TORTOISE ENERGY FUND
TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF
TORTOISE GLOBAL WATER FUND
TORTOISE NORTH AMERICAN PIPELINE FUND
Core Financial Statements
November 30, 2025

TORTOISE AI INFRASTRUCTURE ETF
SCHEDULE OF INVESTMENTS
November 30, 2025

	Shares	Value
COMMON STOCKS - 97.8%
Europe Electrical Infrastructure - 2.9%
Schneider Electric SE	5,800	$1,554,635
United States Connectivity Infrastructure - 30.8%
Arista Networks, Inc.(a)	7,867	1,028,060
Celestica, Inc.(a)	1,056	363,697
Ciena Corp.(a)	13,007	2,656,160
Dell Technologies, Inc. - Class C	17,155	2,287,619
Micron Technology, Inc.	2,462	582,214
nVent Electric PLC	19,267	2,066,771
Pure Storage, Inc. - Class A(a)	17,903	1,592,651
Sandisk Corp.(a)	2,530	564,898
Seagate Technology Holdings PLC	11,883	3,287,907
Super Micro Computer, Inc.(a)	15,905	538,384
Western Digital Corp.	11,558	1,887,768
		16,856,129
United States Data Center Infrastructure - 26.0%
Cipher Mining, Inc.(a)	95,610	1,945,663
Core Scientific, Inc.(a)	79,611	1,344,630
Digital Realty Trust, Inc.	4,250	680,510
Equinix, Inc.	399	300,571
Fermi, Inc.(a)	32,168	530,450
IREN Ltd.(a)	29,649	1,417,519
MasTec, Inc.(a)	7,350	1,572,018
Modine Manufacturing Co.(a)	5,509	893,174
Nebius Group NV(a)	4,682	444,181
Primoris Services Corp.	9,609	1,216,115
Quanta Services, Inc.	5,107	2,374,142
Terawulf, Inc.(a)	97,456	1,511,543
		14,230,516
United States Electrical Components - 0.9%
NVIDIA Corp.	2,633	466,041
United States Electrical Infrastructure - 8.4%
Amphenol Corp. - Class A	6,959	980,523
Caterpillar, Inc.	908	522,790
Cummins, Inc.	725	361,036
GE Vernova, Inc.	2,104	1,261,916
MYR Group, Inc.(a)	6,643	1,490,158
		4,616,423
United States Mechanical Infrastructure - 4.8%
Vertiv Holdings Co. - Class A	14,504	2,606,804
United States Natural Gas Pipelines - 3.0%
DT Midstream, Inc.	4,018	488,026
The Williams Companies, Inc.	19,224	1,171,319
		1,659,345

	Shares	Value
United States Oil and Gas Production - 6.4%
EQT Corp.	32,731	$1,992,009
Expand Energy Corp.	12,412	1,513,395
		3,505,404
United States Power - 14.6%
Constellation Energy Corp.	3,506	1,277,446
Entergy Corp.	8,398	818,973
Evergy, Inc.	14,599	1,133,612
NRG Energy, Inc.	13,254	2,246,420
Sempra	8,197	776,420
Talen Energy Corp.(a)	1,399	551,584
Vistra Corp.	6,636	1,186,915
		7,991,370
TOTAL COMMON STOCKS (Cost $49,690,448)		53,486,667

	Units
MASTER LIMITED PARTNERSHIPS - 1.5%
United States Natural Gas Pipelines - 1.5%
Energy Transfer LP	49,138	821,096
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $824,429)		821,096

	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%
First American Government Obligations Fund - Class X, 3.92%(b)	45,288	45,288
TOTAL MONEY MARKET FUNDS (Cost $45,288)		45,288
TOTAL INVESTMENTS - 99.4% (Cost $50,560,165)		$54,353,051
Other Assets in Excess of Liabilities - 0.6%		324,685
TOTAL NET ASSETS - 100.0%		$54,677,736

Percentages are stated as a percent of net assets.
LP - Limited Partnership
PLC - Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
The accompanying notes are an integral part of these financial statements.

1

TORTOISE ENERGY FUND
SCHEDULE OF INVESTMENTS
November 30, 2025

	Shares	Value
COMMON STOCKS - 67.1%
Canada Natural Gas Infrastructure - 1.0%
Rockpoint Gas Storage, Inc. - Class A(a)	267,664	$5,361,133
United States Crude Oil Pipelines - 3.6%
Plains GP Holdings L.P.	1,008,888	18,704,783
United States Data Center Infrastructure - 1.4%
Core Scientific, Inc.(a)(b)	231,544	3,910,778
Fermi, Inc.(a)(b)	213,008	3,512,502
		7,423,280
United States Equipment/Services - 0.4%
ProPetro Holding Corp.(a)	233,687	2,236,385
United States Natural Gas Gathering/Processing - 0.9%
Hess Midstream LP - Class A	141,454	4,764,171
United States Natural Gas/Natural Gas Liquids Pipelines - 19.3%
Cheniere Energy, Inc.	123,318	25,706,870
Kinder Morgan, Inc.	456,851	12,481,169
ONEOK, Inc.	279,995	20,389,236
Targa Resources Corp.	94,956	16,646,736
The Williams Companies, Inc.	428,579	26,113,319
		101,337,330
United States Oil & Gas Production - 23.4%
Antero Resources Corporation(a)	384,496	14,007,189
Coterra Energy, Inc.	371,006	9,957,801
Devon Energy Corporation	143,829	5,330,303
EQT Corporation	607,446	36,969,164
Expand Energy Corp.	254,182	30,992,411
Exxon Mobil Corp.	135,309	15,685,019
Ovintiv, Inc.	235,282	9,637,151
		122,579,038
United States Refined Product Pipelines - 5.1%
Marathon Petroleum Corporation	27,900	5,405,067
Phillips 66	113,440	15,536,742
Valero Energy Corporation	33,223	5,872,498
		26,814,307
United States Renewables and Power Infrastructure - 12.0%
Clearway Energy, Inc. - Class C	168,405	6,166,991
Constellation Energy Corp.	34,985	12,747,135
Evergy, Inc.	115,658	8,980,844
Sempra Energy	204,465	19,366,925
Vistra Corp.	86,182	15,414,512
		62,676,407
TOTAL COMMON STOCKS (Cost $242,238,268)		351,896,834

	Units	Value
MASTER LIMITED PARTNERSHIPS - 18.2%
United States Natural Gas Gathering/Processing - 2.7%
Western Midstream Partners LP	361,875	$14,232,544
United States Natural Gas Pipelines - 7.7%
Energy Transfer LP	1,406,043	23,494,979
Enterprise Products Partners LP	518,429	16,973,365
		40,468,344
United States Refined Product Pipelines - 7.8%
MPLX LP	747,337	40,602,819
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $30,841,990)		95,303,707

	Par
CORPORATE BONDS - 13.2%
Canada Crude Oil Pipelines - 0.7%
Enbridge, Inc., 5.50% to 07/15/2027 then 3 mo. Term SOFR + 3.68%, 07/15/2077	$3,782,000	3,782,581
United States Natural Gas Gathering/Processing - 2.8%
Blue Racer Midstream LLC / Blue Racer Finance Corp.
6.63%, 07/15/2026(c)	3,582,000	3,595,465
7.00%, 07/15/2029(c)	1,782,000	1,859,872
Kodiak Gas Services LLC, 7.25%, 02/15/2029(c)	4,774,000	4,981,086
ONEOK, Inc., 5.38%, 06/01/2029	4,237,000	4,369,901
		14,806,324
United States Natural Gas/Natural Gas Liquids Pipelines - 6.0%
DT Midstream, Inc., 4.38%, 06/15/2031(c)	5,882,000	5,755,301
NGPL PipeCo LLC, 7.77%, 12/15/2037(c)	8,697,000	10,211,924
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(c)	7,489,000	7,490,057
Venture Global LNG, Inc., 9.88%, 02/01/2032(c)	7,564,000	7,879,850
		31,337,132
United States Oil & Gas Production - 1.3%
Comstock Resources, Inc., 6.75%, 03/01/2029(c)	6,684,000	6,709,412
United States Refining - 1.4%
PBF Holding Co. LLC / PBF Finance Corp., 7.88%, 09/15/2030(c)	7,564,000	7,455,382

The accompanying notes are an integral part of these financial statements.

2

TORTOISE ENERGY FUND
SCHEDULE OF INVESTMENTS
November 30, 2025(Continued)

	Par	Value
CORPORATE BONDS - (Continued)
United States Renewables and Power Infrastructure - 1.0%
Vistra Operations Co. LLC, 7.75%, 10/15/2031(c)	$3,282,000	$3,488,162
XPLR Infrastructure Operating Partners LP, 7.25%, 01/15/2029(c)	1,782,000	1,827,388
		5,315,550
TOTAL CORPORATE BONDS (Cost $67,574,124)		69,406,381

	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.1%
First American Government Obligations Fund - Class X, 3.92%(d)	5,665,165	5,665,165
TOTAL MONEY MARKET FUNDS (Cost $5,665,165)		5,665,165
TOTAL INVESTMENTS - 99.6% (Cost $346,319,547)		$522,272,087
Other Assets in Excess of Liabilities - 0.4%		1,905,144
TOTAL NET ASSETS - 100.0%		$524,177,231

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
LLC - Limited Liability Company
LP - Limited Partnership
SOFR - Secured Overnight Financing Rate
(a)	Non-income producing security.
(b)	A portion of security is held as collateral in connections with written option contracts. See Schedule of Written Options for further information.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2025, the value of these securities total $61,253,899 or 11.7% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
The accompanying notes are an integral part of these financial statements.

3

TORTOISE ENERGY FUND
SCHEDULE OF WRITTEN OPTIONS
November 30, 2025

	Notional Amount	Contracts	Value
WRITTEN OPTIONS - (0.0)%
Call Options - (0.0)%(a)(b)(c)
Core Scientific, Inc., Expiration: 12/19/2025; Exercise Price: $25.00	$(3,910,035)	(2,315)	$(24,900)
Fermi, Inc., Expiration: 12/19/2025; Exercise Price: $25.00	(3,512,370)	(2,130)	(76,278)
TOTAL WRITTEN OPTIONS (Premiums received $40,496)			$(101,178)

Percentages are stated as a percent of net assets.
(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.
The accompanying notes are an integral part of these financial statements.

4

TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF
SCHEDULE OF INVESTMENTS
November 30, 2025

	Shares	Value
COMMON STOCKS - 84.1%
Canada Crude Oil Pipelines - 2.1%
Enbridge, Inc.	59,998	$2,926,702
Canada Natural Gas Infrastructure - 1.0%
Rockpoint Gas Storage, Inc. - Class A(a)	74,131	1,484,795
Canada Natural Gas/Natural Gas Liquids Pipelines - 4.9%
TC Energy Corp.	125,548	6,869,987
United States Data Center Infrastructure - 1.1%
Core Scientific, Inc.(a)(b)	64,497	1,089,354
Fermi, Inc.(a)(b)	32,179	530,632
		1,619,986
United States Local Distribution Companies - 5.9%
CenterPoint Energy, Inc.	109,473	4,376,731
NiSource, Inc.	87,549	3,863,537
		8,240,268
United States Natural Gas Gathering/Processing - 1.0%
Hess Midstream Partners LP - Class A	41,750	1,406,140
United States Natural Gas/Natural Gas Liquids Pipelines - 10.7%
DT Midstream, Inc.	37,070	4,502,522
ONEOK, Inc.	53,647	3,906,574
The Williams Companies, Inc.	107,892	6,573,860
		14,982,956
United States Renewables and Power Infrastructure - 57.4%
Clearway Energy, Inc. - Class C	185,657	6,798,759
CMS Energy Corp.	29,313	2,211,373
Constellation Energy Corp.	31,163	11,354,551
DTE Energy Co.	21,057	2,885,441
Entergy Corp.	76,552	7,465,351
Evergy, Inc.	87,826	6,819,689
First Solar, Inc.(a)(b)	2,900	791,468
NextEra Energy, Inc.	48,736	4,205,430
NRG Energy, Inc.	43,851	7,432,306
Sempra Energy	79,792	7,557,898
Southern Co.	42,358	3,859,661
Talen Energy Corp.(a)	4,356	1,717,440
Vistra Corp.	44,690	7,993,253
WEC Energy Group, Inc.	37,733	4,228,737
Xcel Energy, Inc.	63,381	5,204,214
		80,525,571
TOTAL COMMON STOCKS (Cost $103,185,780)		118,056,405

	Units	Value
MASTER LIMITED PARTNERSHIPS - 14.8%
United States Natural Gas Gathering/Processing - 1.3%
Western Midstream Partners LP	46,725	$1,837,694
United States Natural Gas/Natural Gas Liquids Pipelines - 9.0%
Energy Transfer LP	516,206	8,625,803
Enterprise Products Partners LP	123,407	4,040,345
		12,666,148
United States Refined Product Pipelines - 4.5%
MPLX LP	115,119	6,254,415
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $14,046,785)		20,758,257

	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.0%
First American Government Obligations Fund - Class X, 3.92%(c)	1,351,328	1,351,328
TOTAL MONEY MARKET FUNDS (Cost $1,351,328)		1,351,328
TOTAL INVESTMENTS - 99.9% (Cost $118,583,893)		$140,165,990
Other Assets in Excess of Liabilities - 0.1%		185,398
TOTAL NET ASSETS - 100.0%		$140,351,388

Percentages are stated as a percent of net assets.
LP - Limited Partnership
(a)	Non-income producing security.
(b)	A portion of security is held as collateral in connections with written option contracts. See Schedule of Written Options for further information.
(c)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
The accompanying notes are an integral part of these financial statements.

5

TORTOISE ELECTRIFICATION INFRASTRUCTURE ETF
SCHEDULE OF WRITTEN OPTIONS
November 30, 2025

	Notional Amount	Contracts	Value
WRITTEN OPTIONS - (0.0)%
Call Options - (0.0)%(a)(b)(c)
Core Scientific, Inc., Expiration: 12/19/2025; Exercise Price: $25.00	$(1,087,716)	(644)	$(6,927)
Fermi, Inc., Expiration: 12/19/2025; Exercise Price: $25.00	(529,329)	(321)	(11,495)
First Solar, Inc., Expiration: 12/19/2025; Exercise Price: $300.00	(791,468)	(29)	(11,431)
TOTAL WRITTEN OPTIONS (Premiums received $15,832)			$(29,853)

Percentages are stated as a percent of net assets.
(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.
The accompanying notes are an integral part of these financial statements.

6

TORTOISE GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
November 30, 2025

	Shares	Value
COMMON STOCKS - 99.5%
Canada Water Infrastructure - 3.7%
Stantec, Inc.	21,250	$2,043,570
France Water Infrastructure - 4.0%
Veolia Environnement SA	65,461	2,224,797
Hong Kong Water Equipment/Services - 0.2%
China Lesso Group Holdings Ltd.	179,000	102,080
Hong Kong Water Infrastructure - 1.4%
Beijing Enterprises Water Group Ltd.	840,000	272,964
CT Environmental Group Limited(a)(b)	118,443	0
Guangdong Investment Limited	522,000	501,507
		774,471
Japan Water Equipment/Services - 4.7%
Kitz Corp.	15,000	163,343
Kurita Water Industries Ltd.	20,000	796,005
Lixil Corp.	53,500	633,280
Miura Co. Ltd.	19,800	388,509
Nomura Micro Science Co. Ltd.	6,000	119,842
Rinnai Corp.	21,200	539,891
		2,640,870
Japan Water Infrastructure - 1.2%
METAWATER Co, Ltd.	4,500	96,364
Organo Corp.	4,800	410,230
Oyo Corporation	3,600	64,784
Tsukishima Holdings Co. Ltd.	7,100	120,951
		692,329
Switzerland Water Equipment/Services - 5.0%
Belimo Holding AG(b)	1,837	1,796,742
Georg Fischer AG	15,312	1,011,458
		2,808,200
Switzerland Water Management - 4.1%
Geberit AG	2,973	2,315,912
United Kingdom Water Equipment/ Services - 12.5%
Ferguson Enterprises, Inc.	18,381	4,654,496
Genuit Group PLC	46,350	202,466
Pentair PLC	20,376	2,144,370
		7,001,332
United Kingdom Water Infrastructure - 8.2%
Pennon Group PLC	88,110	643,219
Severn Trent PLC	49,320	1,839,724
United Utilities Group PLC	127,299	2,084,410
		4,567,353
United States Equipment/Services - 18.2%
Advanced Drainage Systems, Inc.	10,758	1,639,304
Energy Recovery Inc.(b)	8,275	119,574
Fortune Brands Innovations, Inc.	18,325	946,120
Franklin Electric Co., Inc.	5,954	566,523
Hayward Holdings, Inc.(b)	21,674	356,537

	Shares	Value
IDEX Corporation	11,511	$2,002,108
Select Water Solutions, Inc.	14,368	145,117
Veralto Corp.	21,045	2,130,175
Xylem, Inc.	16,164	2,273,790
		10,179,248
United States Water Equipment/Services - 1.1%
Primo Brands Corp.	38,676	606,826
United States Water Infrastructure - 4.9%
Middlesex Water Company	2,721	139,615
Mueller Water Products, Inc. - Class A	23,874	578,706
Otter Tail Corp.	6,362	522,956
Tetra Tech, Inc.	40,151	1,394,846
York Water Co.	2,186	71,329
		2,707,452
United States Water Management - 7.8%
A.O. Smith Corporation	17,712	1,168,638
Badger Meter, Inc.	4,488	801,288
Lindsay Corporation	1,650	189,634
Watts Water Technologies, Inc. - Class A	4,178	1,152,627
Zurn Elkay Water Solutions Corp.	21,535	1,027,219
		4,339,406
United States Water Treatment - 7.6%
Ecolab Inc.	15,513	4,268,557
United States Water Utilities - 14.9%
American States Water Company	5,847	431,333
American Water Works Co., Inc.	16,075	2,090,875
California Water Service Group	9,044	410,326
Cia de Saneamento Basico do Estado de Sao Paulo SABESP - ADR	69,780	1,840,099
Consolidated Water Co. Ltd.	2,272	77,771
Core & Main, Inc. - Class A(b)	28,861	1,395,141
Essential Utilities, Inc.	39,299	1,555,847
Gorman-Rupp Co.	3,154	146,630
H2O America	4,723	219,289
Montrose Environmental Group, Inc.(b)	4,831	123,915
		8,291,226
TOTAL COMMON STOCKS (Cost $50,815,260)		55,563,629
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%
First American Government Obligations Fund - Class X, 3.92%(c)	61,919	61,919
TOTAL MONEY MARKET FUNDS (Cost $61,919)		61,919
TOTAL INVESTMENTS - 99.6% (Cost $50,877,179)		$55,625,548
Other Assets in Excess of Liabilities - 0.4%		216,967
TOTAL NET ASSETS - 100.0%		$55,842,515

The accompanying notes are an integral part of these financial statements.

7

TORTOISE GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
November 30, 2025(Continued)
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
PLC - Public Limited Company
(a)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2025.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
The accompanying notes are an integral part of these financial statements.

8

TORTOISE NORTH AMERICAN PIPELINE FUND
SCHEDULE OF INVESTMENTS
November 30, 2025

	Shares	Value
COMMON STOCKS - 84.0%
Canada Crude Oil Pipelines - 13.0%
Enbridge, Inc.	1,080,114	$52,687,961
Gibson Energy, Inc.	363,757	6,614,237
Pembina Pipeline Corporation	722,735	28,015,711
South Bow Corp.	209,459	5,772,690
		93,090,599
Canada Natural Gas/Natural Gas Liquids Pipelines - 12.9%
AltaGas Ltd.	664,765	20,512,123
Keyera Corp.	509,142	16,449,792
TC Energy Corp.	1,010,257	55,281,263
		92,243,178
United States Crude Oil Pipelines - 0.5%
Plains GP Holdings LP	198,923	3,688,032
United States Local Distribution Companies - 16.4%
Atmos Energy Corporation	170,769	30,118,529
Chesapeake Utilities Corporation	52,308	7,273,950
New Jersey Resources Corporation	223,184	10,730,687
NiSource Inc.	687,227	30,327,328
Northwest Natural Holding Co.	90,950	4,499,296
ONE Gas, Inc.	133,306	11,163,044
Southwest Gas Corporation	142,328	11,820,340
Spire Inc.	131,145	11,627,316
		117,560,490
United States Natural Gas Gathering/Processing - 4.7%
Antero Midstream Corp.	744,216	13,403,330
Archrock, Inc.	390,652	9,586,600
Hess Midstream LP - Class A	131,864	4,441,179
Kinetik Holdings, Inc.	96,970	3,362,920
Kodiak Gas Services, Inc.	75,046	2,641,619
		33,435,648
United States Natural Gas/Natural Gas Liquids Pipelines - 36.5%
Cheniere Energy, Inc.	213,012	44,404,481
DT Midstream, Inc.	102,195	12,412,605
Excelerate Energy, Inc. - Class A	24,142	677,907
Kinder Morgan, Inc.	1,916,833	52,367,878
National Fuel Gas Company	200,775	16,553,899
New Fortress Energy, Inc.(a)	261,969	319,602
ONEOK, Inc.	641,108	46,685,485
Targa Resources Corp.	171,289	30,028,675
The Williams Companies, Inc.	893,173	54,421,031
Venture Global, Inc. - Class A	462,088	3,447,176
		261,318,739
TOTAL COMMON STOCKS (Cost $464,720,246)		601,336,686

	Units	Value
MASTER LIMITED PARTNERSHIPS - 15.1%
United States Crude Oil Pipelines - 1.5%
Delek Logistics Partners LP	18,819	$862,663
Genesis Energy LP	112,067	1,747,124
Plains All American Pipeline LP	466,951	8,129,617
		10,739,404
United States Natural Gas Gathering/Processing - 1.5%
USA Compression Partners LP	75,275	1,900,694
Western Midstream Partners LP	234,419	9,219,699
		11,120,393
United States Natural Gas/Natural Gas Liquids Pipelines - 8.1%
Cheniere Energy Partners LP	37,434	2,040,153
Energy Transfer LP	1,606,826	26,850,063
Enterprise Products Partners LP	884,381	28,954,634
		57,844,850
United States Refined Product Pipelines - 4.0%
CrossAmerica Partners LP	18,403	375,421
Global Partners LP	30,094	1,323,534
MPLX LP	379,306	20,607,695
Sunoco LP	108,556	6,104,104
		28,410,754
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $71,067,212)		108,115,401

	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8%
First American Government Obligations Fund - Class X, 3.92%(b)	5,890,896	5,890,896
TOTAL MONEY MARKET FUNDS (Cost $5,890,896)		5,890,896
TOTAL INVESTMENTS - 99.9% (Cost $541,678,354)		$715,342,983
Other Assets in Excess of Liabilities - 0.1%		752,086
TOTAL NET ASSETS - 100.0%		$716,095,069

Percentages are stated as a percent of net assets.
LP - Limited Partnership
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
The accompanying notes are an integral part of these financial statements.

9

Tortoise ETFs
Statements of Assets and Liabilities
November 30, 2025

	Tortoise AI Infrastructure ETF	Tortoise Energy Fund	Tortoise Electrification Infrastructure ETF	Tortoise Global Water Fund	Tortoise North American Pipeline Fund
ASSETS:
Investments, at value	$54,353,051	$522,272,087	$140,165,990	$55,625,548	$715,342,983
Foreign currency, at value	308,983	—	11,008	—	471
Dividends receivable	43,610	703,348	274,297	122,632	907,295
Dividend tax reclaims receivable	—	35,033	16,318	112,508	72,637
Interest receivable	—	1,585,754	—	—	—
Cash	—	40,716	10,028	—	32
Total assets	54,705,644	524,636,938	140,477,641	55,860,688	716,323,418
LIABILITIES:
Written option contracts, at value	—	101,178	29,853	—	—
Payable to adviser	27,908	358,529	96,400	18,173	228,349
Total liabilities	27,908	459,707	126,253	18,173	228,349
NET ASSETS	$ 54,677,736	$524,177,231	$140,351,388	$55,842,515	$716,095,069
NET ASSETS CONSISTS OF:
Paid-in capital	$51,908,068	$696,931,556	$383,178,467	$57,118,779	$561,474,186
Total distributable earnings/ (accumulated losses)	2,769,668	(172,754,325)	(242,827,079)	(1,276,264)	154,620,883
Total net assets	$ 54,677,736	$524,177,231	$140,351,388	$55,842,515	$716,095,069
Net assets	$54,677,736	$524,177,231	$140,351,388	$55,842,515	$716,095,069
Shares issued and outstanding(a)	1,740,000	55,755,822	6,540,699	1,050,000	19,830,000
Net asset value per share	$31.42	$9.40	$21.46	$53.18	$36.11
COST:
Investments, at cost	$50,560,165	$346,319,547	$118,583,893	$50,877,179	$541,678,354
Foreign currency, at cost	$306,417	$—	$11,003	$—	$470
PROCEEDS:
Written options premium received	$—	$40,496	$15,832	$—	$—

(a)	Unlimited shares authorized.
The accompanying notes are an integral part of these financial statements.

10

Tortoise ETFs
Statements of Operations
For the Period Ended November 30, 2025

	Tortoise AI Infrastructure ETF(a)	Tortoise Energy Fund(b)	Tortoise Electrification Infrastructure ETF(c)	Tortoise Global Water Fund	Tortoise North American Pipeline Fund
INVESTMENT INCOME:
Dividend income	$77,810	$8,594,257	$3,693,616	$1,123,276	$21,288,374
Less: Dividend withholding taxes	—	(64,983)	(111,988)	(74,105)	(1,396,208)
Interest income	—	6,045,752	1,277,414	—	—
Total investment income	77,810	14,575,026	4,859,042	1,049,171	19,892,166
EXPENSES:
Investment advisory fee	57,221	4,995,401	1,396,819	219,090	2,813,121
Distribution expenses	—	157,282	—	—	—
Fund administration and accounting fees	—	111,267	4,481	—	—
Transfer agent fees	—	52,812	35,543	—	—
Compliance fees	—	8,146	—	—	—
Custodian fees	—	12,336	438	—	—
Legal fees	—	10,085	266,230	—	—
Audit fees	—	—	34,513	—	—
Reports to shareholders	—	29,083	18,493	—	—
Interest expense	—	—	41,560	—	—
Trustees’ fees	—	12,473	4,946	—	—
Federal and state registration fees	—	63,615	1,668	—	—
Other expenses and fees	—	9,671	7,405	—	—
Total expenses	57,221	5,462,171	1,812,096	219,090	2,813,121
NET INVESTMENT INCOME	20,589	9,112,855	3,046,946	830,081	17,079,045
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(876,311)	52,589,468	94,385,930	3,940,968	41,523,481
Written option contracts expired or closed	—	1,244,470	(352,510)	—	—
Foreign currency translation	(747)	6,053	(6,735)	(30,990)	(12,648)
Net realized gain (loss)	(877,058)	53,839,991	94,026,685	3,909,978	41,510,833
Net change in unrealized appreciation (depreciation) on:
Investments	3,792,886	(57,438,976)	(29,440,301)	(1,239,480)	(41,881,886)
Written option contracts	—	(60,682)	(14,021)	—	—
Foreign currency translation	2,565	65	5	8,110	8
Net change in unrealized appreciation (depreciation)	3,795,451	(57,499,593)	(29,454,317)	(1,231,370)	(41,881,878)
Net realized and unrealized gain (loss)	2,918,393	(3,659,602)	64,572,368	2,678,608	(371,045)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,938,982	$5,453,253	$67,619,314	$3,508,689	$16,708,000

(a)	Inception date of the Fund was August 4, 2025.
(b)
The Tortoise Energy Infrastructure and Income Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on June 13, 2025. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

(c)
The Tortoise Power and Energy Infrastructure Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on December 23, 2024. See Note 15 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

11

Tortoise ETFs
Statements of Changes in Net Assets

	Tortoise AI Infrastructure ETF	Tortoise Energy Fund(b)
	Period Ended November 30, 2025(a)	Year Ended November 30,
		2025	2024
OPERATIONS:
Net investment income (loss)	$20,589	$9,112,855	$9,789,618
Net realized gain (loss)	(877,058)	53,839,991	35,531,070
Net change in unrealized appreciation (depreciation)	3,795,451	(57,499,593)	106,587,767
Net increase (decrease) in net assets from operations	2,938,982	5,453,253	151,908,455
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings – A Class	—	(623,121)	(959,303)
From return of capital – A Class	—	(823,269)	(1,961,595)
From earnings – C Class	—	(165,854)	(321,704)
From return of capital – C Class	—	(219,128)	(657,825)
From earnings – Institutional Class	—	(5,905,473)	(8,562,675)
From return of capital – Institutional Class	—	(6,823,405)	(17,509,062)
From earnings – ETF	—	(2,865,662)	—
From return of capital – ETF	—	(3,786,121)	—
Total distributions to shareholders	—	(21,212,033)	(29,972,164)
CAPITAL TRANSACTIONS:
Shares sold – A Class	—	3,728,166	11,544,337
Shares issued from reinvestment of distributions – A Class	—	453,116	890,810
Shares redeemed – A Class	—	(61,352,804)	(11,152,949)
Shares sold – C Class	—	384,080	1,088,401
Shares issued from reinvestment of distributions – C Class	—	162,050	440,927
Shares redeemed – C Class	—	(18,344,707)	(5,317,711)
Shares sold – Institutional Class	—	95,060,905	41,706,694
Shares issued from reinvestment of distributions – Institutional Class	—	7,226,454	14,159,753
Shares redeemed – Institutional Class	—	(53,509,991)	(83,289,533)
Shares sold – ETF	—	3,156,056	—
Shares issued from reinvestment of distributions – ETF	—	—	—
Shares redeemed – ETF	—	(28,103,529)	—
Shares sold	55,171,171	—	—
Shares issued from reinvestment of distributions	—	—	—
Shares issued from merger/reorganization	—	—	—
Shares redeemed	(3,432,417)	—	—
ETF transaction fees	—	2,971	—
Net increase (decrease) in net assets from capital transactions	51,738,754	(51,137,233)	(29,929,271)
NET INCREASE (DECREASE) IN NET ASSETS	54,677,736	(66,896,013)	92,007,020
NET ASSETS:
Beginning of the period	—	591,073,244	499,066,224
End of the period	$ 54,677,736	$524,177,231	$591,073,244

The accompanying notes are an integral part of these financial statements.

12

Tortoise ETFs
Statements of Changes in Net Assets(Continued)

	Tortoise AI Infrastructure ETF	Tortoise Energy Fund(b)
	Period Ended November 30, 2025(a)	Year Ended November 30,
		2025	2024
SHARES TRANSACTIONS
Shares sold – A Class	—	395,122	1,363,994
Shares issued from reinvestment of distributions – A Class	—	48,432	103,473
Shares redeemed – A Class	—	(6,761,140)	(1,336,554)
Shares sold – C Class	—	40,548	129,951
Shares issued from reinvestment of distributions – C Class	—	17,635	52,096
Shares redeemed – C Class	—	(2,047,536)	(648,742)
Shares sold – Institutional Class	—	10,664,608	5,105,076
Shares issued from reinvestment of distributions – Institutional Class	—	792,200	1,692,892
Shares redeemed – Institutional Class	—	(5,889,782)	(10,050,979)
Shares sold – ETF	—	350,000	—
Shares issued from reinvestment of distributions – ETF	—	—	—
Shares redeemed – ETF	—	(3,100,000)	—
Shares sold	1,850,000	—	—
Shares issued from reinvestment of distributions	—	—	—
Shares issued from merger/reorganization	—	—	—
Shares redeemed	(110,000)	—	—
Total increase (decrease) in shares outstanding	1,740,000	(5,489,913)	(3,588,793)

(a)	Inception date of the Fund was August 4, 2025.
(b)
The Tortoise Energy Infrastructure and Income Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on June 13, 2025. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

13

Tortoise ETFs
Statements of Changes in Net Assets(Continued)

	Tortoise Electrification Infrastructure ETF		Tortoise Global Water Fund
	Year Ended November 30,		Year Ended November 30,
	2025(a)	2024	2025	2024
OPERATIONS:
Net investment income (loss)	$3,046,946	$1,671,146	$830,081	$779,139
Net realized gain (loss)	94,026,685	(744,653)	3,909,978	5,510,286
Net change in unrealized appreciation (depreciation)	(29,454,317)	36,159,331	(1,231,370)	4,695,808
Net increase (decrease) in net assets from operations	67,619,314	37,085,824	3,508,689	10,985,233
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(1,824,763)	(1,982,573)	(796,725)	(654,224)
From return of capital	(4,168,315)	(5,439,038)	—	—
Total distributions to shareholders	(5,993,078)	(7,421,611)	(796,725)	(654,224)
CAPITAL TRANSACTIONS:
Shares sold	44,087,896	—	30,928,836	28,954,300
Shares issued from merger/reorganization	110,178,714	—	—	—
Shares redeemed	(200,978,965)	—	(35,757,737)	(28,739,560)
ETF transaction fees	48,891	—	18	—
Net increase (decrease) in net assets from capital transactions	(46,663,464)	—	(4,828,883)	214,740
NET INCREASE (DECREASE) IN NET ASSETS	14,962,772	29,664,213	(2,116,919)	10,545,749
NET ASSETS:
Beginning of the year	125,388,616	95,724,403	57,959,434	47,413,685
End of the year	$140,351,388	$125,388,616	$55,842,515	$57,959,434
SHARES TRANSACTIONS
Shares sold	2,250,243	—	620,000	600,000
Shares issued from merger/reorganization	8,250,579	—	—	—
Shares redeemed	(9,850,290)	—	(720,000)	(600,000)
Total increase (decrease) in shares outstanding	650,532	—	(100,000)	—

(a)
The Tortoise Power and Energy Infrastructure Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on December 23, 2024. See Note 15 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

14

Tortoise ETFs
Statements of Changes in Net Assets(Continued)

	Tortoise North American Pipeline Fund
	Year Ended November 30,
	2025	2024
OPERATIONS:
Net investment income (loss)	$17,079,045	$16,272,874
Net realized gain (loss)	41,510,833	55,980,209
Net change in unrealized appreciation (depreciation)	(41,881,878)	153,512,571
Net increase (decrease) in net assets from operations	16,708,000	225,765,654
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(16,938,435)	(15,563,907)
From return of capital	(10,733,015)	(9,301,408)
Total distributions to shareholders	(27,671,450)	(24,865,315)
CAPITAL TRANSACTIONS:
Shares sold	140,817,385	147,003,355
Shares redeemed	(103,799,243)	(189,372,735)
ETF transaction fees	198	1,980
Net increase (decrease) in net assets from capital transactions	37,018,340	(42,367,400)
NET INCREASE (DECREASE) IN NET ASSETS	26,054,890	158,532,939
NET ASSETS:
Beginning of the year	690,040,179	531,507,240
End of the year	$716,095,069	$690,040,179
SHARES TRANSACTIONS
Shares sold	3,990,000	5,200,000
Shares redeemed	(2,960,000)	(6,700,000)
Total increase (decrease) in shares outstanding	1,030,000	(1,500,000)

The accompanying notes are an integral part of these financial statements.

15

Tortoise AI Infrastructure ETF
Financial Highlights

Period Ended November 30, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.34
INVESTMENT OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain (loss) on investments(c)	6.06
Total from investment operations	6.08
Net asset value, end of period	$31.42
TOTAL RETURN(d)	24.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$54,678
Ratio of expenses to average net assets(e)	0.65%
Ratio of net investment income (loss) to average net assets(e)	0.23%
Portfolio turnover rate(d)(f)	31%

(a)	Inception date of the Fund was August 4, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.
The accompanying notes are an integral part of these financial statements.

16

Tortoise Energy Fund
Financial Highlights

	Year Ended November 30,
	2025(d)	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.63	$7.68	$7.70	$6.45	$5.44
INVESTMENT OPERATIONS:
Net investment income(a)(e)	0.16	0.16	0.16	0.22	0.10
Net realized and unrealized gain (loss) on investments(b)	(0.02)	2.27	0.29	1.50	1.38
Total from investment operations	0.14	2.43	0.45	1.72	1.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.16)	(0.19)	(0.14)	(0.07)
Return of capital	(0.21)	(0.32)	(0.28)	(0.33)	(0.40)
Total distributions	(0.37)	(0.48)	(0.47)	(0.47)	(0.47)
ETF transaction fees per share	0.00(c)	—	—	—	—
Net asset value, end of year	$9.40	$9.63	$7.68	$7.70	$6.45
TOTAL RETURN	1.63%	32.73%	6.32%	27.03%	27.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$524,177	$509,581	$431,332	$458,578	$353,595
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.98%	1.12%	1.13%	1.13%	1.16%
After expense reimbursement/recoupment	0.98%	1.12%	1.13%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets	1.74%	1.94%	2.17%	1.83%	1.00%
Portfolio turnover rate	29%	18%	6%	10%	22%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Amount represents less than $0.005 per share.
(d)
The Tortoise Energy Infrastructure and Income Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on June 13, 2025. Periods prior to June 13, 2025 reflect the Tortoise Energy Infrastructure and Income Fund Institutional Class. As of the date of conversion to an ETF, the Fund dropped the Institutional Class designation. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

(e)
The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statement for further disclosure.

The accompanying notes are an integral part of these financial statements.

17

Tortoise Electrification Infrastructure ETF
Financial Highlights

	Year Ended November 30,
	2025(c)	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$21.29	$16.25	$15.85	$15.09	$13.01
INVESTMENT OPERATIONS:
Net investment income(a)(d)	0.39	0.28	0.32	0.24	0.23
Net realized and unrealized gain (loss) on investments(b)	0.54	6.02	1.34	1.69	2.49
Total from investment operations	0.93	6.30	1.66	1.93	2.72
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.34)	(0.62)	(0.29)	(0.28)
Return of capital	(0.55)	(0.92)	(0.64)	(0.88)	(0.36)
Total distributions	(0.77)	(1.26)	(1.26)	(1.17)	(0.64)
ETF transaction fees per share	0.01	—	—	—	—
Net asset value, end of year	$21.46	$21.29	$16.25	$15.85	$15.09
TOTAL RETURN	4.65%	65.78%	9.43%	14.87%	35.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$140,351	$125,389	$95,724	$98,245	$98,462
Ratio of expenses to average net assets	1.12%	3.18%	2.70%	2.59%	2.47%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets	0.03%	—%	—%	—%	—%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on securities sold short	1.09%	3.18%	2.70%	2.59%	2.47%
Ratio of net investment income (loss) to average net assets	1.88%	1.59%	2.06%	1.53%	1.48%
Portfolio turnover rate	67%	13%	10%	5%	27%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)
The Tortoise Power and Energy Infrastructure Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on December 23, 2024. Periods prior to December 23, 2024 reflect the Tortoise Energy Infrastructure and Income Fund. See Note 13 in the Notes to Financial Statements for additional information about the Reorganization.

(d)
The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statement for further disclosure.

The accompanying notes are an integral part of these financial statements.

18

Tortoise Global Water Fund
Financial Highlights

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$50.40	$41.23	$38.15	$47.75	$38.05
INVESTMENT OPERATIONS:
Net investment income(a)	0.77	0.68	0.68	0.59	0.77
Net realized and unrealized gain (loss) on investments(b)	2.74	9.06	3.14	(9.44)	9.42
Total from investment operations	3.51	9.74	3.82	(8.85)	10.19
LESS DISTRIBUTIONS FROM:
Net investment income	(0.73)	(0.57)	(0.74)	(0.75)	(0.49)
Total distributions	(0.73)	(0.57)	(0.74)	(0.75)	(0.49)
ETF transaction fees per share	0.00(c)	—	—	—	—
Net asset value, end of year	$53.18	$50.40	$41.23	$38.15	$47.75
TOTAL RETURN	7.07%	23.80%	10.13%	−18.73%	26.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$55,843	$57,959	$47,414	$61,037	$64,468
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	1.52%	1.46%	1.63%	1.52%	2.22%
Portfolio turnover rate	63%	55%	19%	26%	21%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Amount represents less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

19

Tortoise North American Pipeline Fund
Financial Highlights

	Year Ended November 30,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$36.70	$26.18	$26.42	$21.63	$17.50
INVESTMENT OPERATIONS:
Net investment income(a)(d)	0.86	0.78	0.65	0.62	0.43
Net realized and unrealized gain (loss) on investments(b)	(0.06)	11.04	0.34	5.28	4.74
Total from investment operations	0.80	11.82	0.99	5.90	5.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.86)	(0.80)	(0.77)	(0.51)	(0.46)
Net realized gains	—	—	(0.06)	—	—
Return of capital	(0.53)	(0.50)	(0.40)	(0.60)	(0.58)
Total distributions	(1.39)	(1.30)	(1.23)	(1.11)	(1.04)
ETF transaction fees per share	0.00(c)	0.00(c)	—	—	—
Net asset value, end of year	$36.11	$36.70	$26.18	$26.42	$21.63
TOTAL RETURN	2.30%	46.73%	4.21%	27.89%	30.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$716,095	$690,040	$531,507	$560,027	$421,715
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	2.43%	2.92%	2.84%	2.27%	2.20%
Portfolio turnover rate	6%	9%	19%	12%	17%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)	Amount represents less than $0.005 per share.
(d)
The per common share data for the years ended November 30, 2024, 2023, 2022 and 2021 do not reflect the estimate of investment income and return of capital. See Note 2 in the Notes to Financial Statement for further disclosure.

The accompanying notes are an integral part of these financial statements.

20

Tortoise ETFs
Notes to Financial Statements
November 30, 2025
1. Organization
Tortoise Capital Series Trust (the “Trust”) was organized as a Maryland statutory trust on August 13, 2024. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise AI Infrastructure ETF (the “AI Infrastructure ETF”), the Tortoise Energy Fund (the “Energy Fund”), the Tortoise Electrification Infrastructure ETF (the “Electrification Infrastructure ETF” f/k/a Tortoise Essential Energy Fund), the Tortoise Global Water Fund (the “Global Water Fund,” f/k/a Global Water ESG Fund), and the Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.
The investment objective of the AI Infrastructure ETF is to seek long-term capital appreciation with a secondary objective of current income. The AI Infrastructure ETF commenced operations on August 4, 2025.
The investment objective of the Energy Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The Fund commenced operations following the reorganization of all of the assets of Tortoise Energy Infrastructure and Income Fund, a series of Managed Portfolio Series Trust, into the Energy Fund as described in Note 13 below. The Energy Fund continued the accounting and performance history of the Tortoise Energy Infrastructure and Income Fund, which commenced operations on December 27, 2010.
The investment objective of the Electrification Infrastructure ETF seeks to provide a high level of current income to shareholders, with a secondary objective of capital appreciation. The Electrification Infrastructure ETF commenced operations following the merger of three closed ends funds into the Electrification Infrastructure ETF as described in note 15 below. Tortoise Power and Energy Infrastructure Fund, Inc. was the accounting survivor of the transactions. The Electrification Infrastructure ETF continued the accounting and performance history of the Tortoise Power and Energy Infrastructure Fund, which commenced operations on July 29, 2009.
The investment objective of the Global Water Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water Net Total Return IndexSM (the “Water Index”). The Global Water Fund commenced operations following the reorganization of all of the assets of Tortoise Global Water ESG Fund, a series of Managed Portfolio Series Trust, into the Global Water Fund as described Note 11 below. The Global Water Fund continued the accounting and performance history of the Global Water ESG Fund, which commenced operations on February 14, 2017.
The investment objective of the North American Pipeline Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The North American Pipeline Fund commenced operations following the reorganization of an identically named series of Managed Portfolio Series Trust into the North American Pipeline as described Note 9 below. The North American Pipeline Fund continued the accounting and performance history of the North American Pipeline Fund, which commenced operation on June 29, 2015.
Shares of the Funds are listed and traded on the New York Stock Exchange (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The AI Infrastructure ETF issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, the Energy Fund only in blocks of 25,000 shares, the Electrification Infrastructure ETF only in blocks of 10,000 shares, the Global Water Fund only in blocks of 10,000 shares and the North American Pipeline Fund only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or
(ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole

21

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.
The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for the AI Infrastructure ETF is $300, the Energy Fund is $500, the Electrification Infrastructure ETF is $300, the Global Water Fund is $300 and the North American Pipeline Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.
2. Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).
Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2025, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2025, the Funds did not incur any interest or penalties. The Energy Fund, Electrification Infrastructure ETF, Global Water Fund and North American Pipeline Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2022 through 2025. The AI Infrastructure ETF is subject to examination by tax authorities for the tax period since the commencement of operations.
Securities Transactions, Income and Distributions - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other

22

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.
During the year ended November 30, 2025, the Energy Fund reallocated the amount of return of capital recognized based on the 2024 tax reporting information received. The impact of this adjustment is a decrease to return of capital on distributions of approximately $19,035.
During the year ended November 30, 2025, the Electrification Infrastructure ETF reallocated the amount of return of capital recognized based on the 2024 tax reporting information received. The impact of this adjustment is a decrease to return of capital on distributions of approximately $464,419.
During the year ended November 30, 2025, the North American Pipeline Fund reallocated the amount of return of capital recognized based on the 2024 tax reporting information received. The impact of this adjustment is an increase to return of capital on distributions of approximately $149,840.
The AI Infrastructure ETF and Global Water Fund will make distributions of net investment income, if any, semiannually. The Energy Fund and North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Electrification Infrastructure ETF will make distributions of net investment income, if any, monthly. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. These differences are primarily due to redemptions in kind, return of capital distributions and book/tax differences from underlying investments.
For the year ended November 30, 2025, the following reclassifications were made:

Fund	Distributable Earnings (Losses)	Paid-in Capital
AI Infrastructure ETF	$(169,314)	$169,314
Energy Fund	(13,482,309)	13,482,309
Electrification Infrastructure ETF	(339,688,339)	339,688,339
Global Water Fund	(5,669,127)	5,669,127
North American Pipeline Fund	(40,743,660)	40,743,660

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Share Valuation – The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares are not priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.
Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
Cash and Cash Equivalents – Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less, including money market fund accounts.
Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Funds will not hold more than 15% of the value of their net assets in illiquid securities. At November 30, 2025, the Global Water Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets.

Security	Shares	Date Acquired	Cost Basis
CT Environmental Group Limited	118,443	6/2018	$15,150

New Accounting Pronouncements – Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Funds. The Funds operate as a single segment entity. The Funds’ income, expenses, assets, and performance are regularly monitored and assessed by the Chief Compliance Officer at the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.
3. Securities Valuation
The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:
Level 1 –	Quoted prices in active markets for identical assets or liabilities.
Level 2 –
Observable inputs other than Level 1 quoted prices. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for an asset or liability, representing the Funds’ view of assumptions a market participant would use in valuing the asset or liability.
Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.
Common stock (including MLPs) – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded as of the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign marketsopen on the following business day. Each Fund will value foreign securities at fair value, taking into account

24

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, are adjusted and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.
Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.
Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Restricted Securities – Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.
Derivative Instruments – Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.
Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Tortoise Capital Advisors, LLC (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee has adopted, and the board has approved a pricing and valuation policy. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2025:
AI Infrastructure ETF

	Level 1	Level 2	Level 3	Total
Common stock	$53,486,667	$—	$—	$53,486,667
Master limited partnerships	821,096	—	—	821,096
Money Market Funds	45,288	—	—	45,288
Total investments	$54,353,051	$—	$—	$54,353,051

Energy Fund

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common stock	$351,896,834	$—	$—	$351,896,834
Master limited partnerships	95,303,707	—	—	95,303,707
Corporate Bonds	—	69,406,381	—	69,406,381
Money Market Funds	5,665,165	—	—	5,665,165
Total investments	$452,865,706	$69,406,381	$—	$ 522,272,087

25

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Written Options	$—	$(101,178)	$—	$(101,178)
Total investments	$—	$(101,178)	$—	$(101,178)

Electrification Infrastructure ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common stock	$118,056,405	$—	$—	$118,056,405
Master limited partnerships	20,758,257	—	—	20,758,257
Money Market Funds	1,351,328	—	—	1,351,328
Total investments	$ 140,165,990	$—	$—	$ 140,165,990
Liabilities:
Investments:
Written Options	$—	$(29,853)	$—	$(29,853)
Total investments	$—	$(29,853)	$—	$(29,853)

Global Water Fund

	Level 1	Level 2	Level 3	Total
Common stock	$55,563,629	$—	$0	$55,563,629
Money Market Funds	61,919	—	—	61,919
Total investments	$55,625,548	$—	$0	$55,625,548

North American Pipeline Fund

	Level 1	Level 2	Level 3	Total
Common stock	$ 601,336,686	$—	$—	$ 601,336,686
Master limited partnerships	108,115,401	—	—	108,115,401
Money Market Funds	5,890,896	—	—	5,890,896
Total investments	$715,342,983	$—	$—	$ 715,342,983

Refer to each Fund’s Schedule of Investments for additional industry information.
The following is a reconciliation of Level 3 assets for Global Water Fund for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 11/30/2024	$ 0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 11/30/2025	$0
Net change unrealized depreciation of Level 3 Securities held as of November 30, 2025	$—

26

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
4. Derivatives Transactions
The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivative instruments that the Funds may use include options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.
FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.
For the period ended November 30, 2025, the Funds’ average quarterly notional values are as follows:

Fund	Written Option Contracts
Energy Fund	$(7,043,024)
Electrification Infrastructure ETF	(5,041,647)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:
Values of Derivative Instruments as of November 30, 2025. On the Consolidated Statements of Assets and Liabilities:
Energy Fund

Derivatives not accounted for as hedging instruments under ASC 815	Assets		Liabilities
	Location	Fair Value	Location	Fair Value
Equity Contracts – Written Options	Written option contracts, at fair value	$ —	Written option contracts, at fair value	$(101,178)
Total		$—		$(101,178)

Electrification Infrastructure ETF

Derivatives not accounted for as hedging instruments under ASC 815	Assets		Liabilities
	Location	Fair Value	Location	Fair Value
Equity Contracts – Purchased Options	Written option contracts, at fair value	$ —	Written option contracts, at fair value	$(29,853)
Total		$ —		$(29,853)

The effect of Derivative Instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended November 30, 2025:
Amount of Realized Gain (Loss) on Derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Energy Fund	Electrification Infrastructure ETF
	Written Options	Written Options
Equity Contracts	$1,244,470	$ (352,510)
Total	$1,244,470	$ (352,510)

27

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
Change in Unrealized Appreciation or (Depreciation) on Derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Energy Fund	Electrification Infrastructure ETF
	Written Options	Written Options
Equity Contracts	$(60,682)	$(14,021)
Total	$(60,682)	$(14,021)

Balance Sheet Offsetting Information
The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as of November 30, 2025.
Energy Fund

	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
				Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities:
Written Option Contracts	$101,178	$ —	$ 101,178	$ 101,178	$ —	$ —
	$ 101,178	$ —	$ 101,178	$ 101,178	$—	$—

Electrification Infrastructure ETF

	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
				Financial Instruments	Cash Collateral Pledged	Net Amount
Liabilities:
Written Option Contracts	$ 29,853	$ —	$ 29,853	$ 29,853	$ —	$ —
	$ 29,853	$—	$ 29,853	$ 29,853	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2025, the Funds did not enter into any netting agreements that would require any portfolio securities to be netted.
5. Concentration Risk and General Risk
The AI Infrastructure ETF’s assets are concentrated in the energy infrastructure, industrials and information technology industries, the Energy Fund’s, Electrification Infrastructure ETF’s and North American Pipeline Fund’s assets are concentrated in the energy industry, and the Global Water Fund’s assets are concentrated in the water industry, each Fund is subject to adverse consequences in the industry or industries in which it concentrates Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

28

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
6. Investment Advisory Fee and Other Transactions with Affiliates
The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.65% of the AI Infrastructure ETF’s, 0.85% of the Energy Fund’s, 0.85% of the Electrification Infrastructure ETF’s, 0.40% of the Global Water Fund’s and 0.40% of the North American Pipeline Fund’s average daily net assets, respectively. Prior to June 3, 2025, the Advisor was entitled to receive, on a monthly basis, and annual advisory fee of 1.00% of the Energy Fund’s average daily net assets. Under this unitary fee structure, the Adviser is responsible for paying most ordinary operating expenses of the Funds.
The Adviser has engaged Exchange Traded Concepts, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Global Water Fund and North American Pipeline Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Global Water Fund’s and North American Pipeline Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.035% of the first $1 billion of the average daily net assets of the Trust, and 0.020% of the daily average net assets in excess of $1 billion, subject to an annual minimum of $65,000.
Pursuant to a services agreement, the Trust pays PINE Advisors LLC to perform certain services including making employees available to serve as the Funds’ Chief Compliance Officer and the Funds’ Principal Financial Officer.
7. Investment Transactions
The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended November 30, 2025, were as follows:

	Purchases	Sales
AI Infrastructure ETF	$8,950,649	$8,653,210
Energy Fund	155,887,534	180,347,723
Electrification Infrastructure ETF	107,063,705	129,156,896
Global Water Fund	34,301,020	35,455,333
North American Pipeline Fund	42,284,648	44,654,915

During the period ended November 30, 2025, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
AI Infrastructure ETF	$54,268,915	$3,158,853
Energy Fund	1,962,405	26,839,165
Electrification Infrastructure ETF	26,177,762	180,919,396
Global Water Fund	30,394,020	33,812,963
North American Pipeline Fund	138,949,188	101,672,332

During the period ended November 30, 2025, net capital gains resulting from in-kind redemptions were as follows:

AI Infrastructure ETF	$180,212
Energy Fund	14,084,797
Electrification Infrastructure ETF	85,196,144
Global Water Fund	7,438,912
North American Pipeline Fund	43,843,591

29

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
8. Federal Tax Information
As of November 30, 2025, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	AI Infrastructure ETF	Energy Fund	Electrification Infrastructure ETF	Global Water Fund	North American Pipeline Fund
Cost of investments	$50,637,373	$273,410,498	$112,231,288	$52,685,519	$545,986,564
Gross unrealized appreciation	5,340,931	258,133,374	30,167,722	6,641,135	191,521,794
Gross unrealized depreciation	(1,622,688)	(55,746,156)	(25,575,259)	(3,692,996)	(36,900,911)
Net unrealized appreciation (depreciation)	3,718,243	202,387,218	4,592,463	2,948,139	154,620,883
Undistributed ordinary income	19,841	—	—	1,276,281	—
Undistributed long-term capital gain	—	—	—	—	—
Total distributable earnings	19,841	—	—	1,276,281	—
Other accumulated losses	(968,416)	(375,141,543)	(247,419,542)	(5,500,684)	—
Total accumulated gain/loss	$2,769,668	$(172,754,325)	$(242,827,079)	$(1,276,264)	$154,620,883

The difference between book and tax-basis cost is attributable primarily to wash sales, foreign currency realized gain loss, and master limited partnership (“MLP”) adjustments.
As of November 30, 2025, the AI Infrastructure ETF, the Energy Fund, the Electrification Infrastructure ETF, and the Global Water Fund had a short-term capital loss carryforward of $968,416, $155,477,661, $89,581,876, and $2,579,796, respectively, and a long-term capital loss carryforward of $0, $92,670,135, $157,837,666, and $2,920,888, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. In addition to the total capital loss carryforward, the Energy Fund has a short-term carryforward of $60,155,000 and a long-term carryforward of $66,838,747 that it inherited as the result of the merger with Tortoise MLP & Energy Infrastructure Fund. These capital loss carryforwards are further subject to an annual limitation of $322,739 pursuant to IRC. Sec. 382 and 383. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2025 tax reporting information from the individual MLPs. As of November 30, 2025, the Energy Fund, the Electrification Infrastructure ETF, and the Global Water Fund utilized $29,746,963, $7,241,372, and $1,969,601 of capital loss carryforwards in the current year, respectively.
In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2025. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2025.

30

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
During the period ended November 30, 2025 the Funds paid the following distributions to shareholders:

	Energy Fund	Electrification Infrastructure ETF	Global Water Fund	North American Pipeline Fund
Ordinary income*	$9,560,110	$1,824,763	$796,725	$16,938,435
Long-term capital gains**	—	—	—	—
Return of capital	11,651,923	4,168,315	—	10,733,015
Total distributions	$21,212,033	$5,993,078	$796,725	$27,671,450

During the year ended November 30, 2024, the Funds paid the following distributions to shareholders:

	Energy Fund	Electrification Infrastructure ETF	Global Water Fund	North American Pipeline Fund
Ordinary income*	$9,843,682	$1,982,573	$654,224	$15,563,907
Long-term capital gains**	—	—	—	—
Return of capital	20,128,482	5,439,038	—	9,301,408
Total distributions	$29,972,164	$7,421,611	$654,224	$24,865,315

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(C).
9. Reorganization of North American Pipeline Fund into Tortoise Capital Series Trust
On May 9, 2025, as the result of a tax-free reorganization, the Tortoise North American Pipeline Fund (the “Predecessor Fund”), a series of Managed Portfolio Series Trust, was reorganized into the Trust by transferring the Predecessor Funds’ assets to the North American Pipeline Fund. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes.
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation (depreciation) of the Fund were $706,192,238, $702,409,046 and $167,360,985, respectively.
At the date of reorganization, fund shares outstanding for the Predecessor Fund were 20,150,000.
10. Report of the North American Pipeline Fund’s Special Shareholder Meeting (Unaudited)
A Special Meeting of Shareholders of the Predecessor Fund, a series of Managed Portfolio Series Trust, took place on April 28, 2025, to approve a proposed Agreement and Plan of Reorganization, whereby the Tortoise North American Pipeline Fund (“the Acquiring Fund”), a series of Tortoise Capital Series Trust, would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).
All Predecessor Fund shareholders of record at the close of business on March 13, 2025, were entitled to vote. As of the record date, the Predecessor Fund had 20,600,000 shares outstanding.
Of the 11,109,115 shares of the Fund present in person or by proxy at the meeting on April 28, 2025: 11,045,437, or 99.4% voted in favor of the Reorganization (representing 53.6% of total outstanding shares), 40,078, or 0.4%, voted against the Reorganization, and 23,600, or 0.2% abstained. Accordingly, the Reorganization was approved.

31

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
11. Reorganization of Global Water Fund into Tortoise Capital Series Trust and Fund Name Change
On July 11, 2025, as the result of a tax-free reorganization, the Tortoise Global Water ESG Fund (the “Predecessor Fund”), a series of Managed Portfolio Series Trust, was reorganized into the Trust by transferring all of the Predecessor Fund’s assets to the Fund. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes.
As of the closing date of the reorganization, the Fund’s name was changed from Tortoise Global Water ESG Fund to Tortoise Global Water Fund.
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Fund were $55,936,868, $55,650,399 and $6,170,338, respectively.
At the date of reorganization, shares outstanding for the Predecessor Fund were 1,050,000.
12. Report of the Global Water Fund’s Special Shareholder Meeting (Unaudited)
A Special Meeting of Shareholders of the Predecessor Fund took place on June 26, 2025, to approve a proposed Agreement and Plan of Reorganization, whereby the Tortoise Global Water Fund (“the Acquiring Fund”), a series of Tortoise Capital Series Trust, would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund (the “Reorganization”).
All Predecessor Fund shareholders of record at the close of business on March 13, 2025, were entitled to vote. As of the record date, the Predecessor Fund had 1,100,000 shares outstanding.
Of the 553,835 shares of the Fund present in person or by proxy at the meeting on June 26, 2025: 397,836, or 71.8% voted in favor of the Reorganization (representing 36.2% of total outstanding shares), 106,682, or 19.7%, voted against the Reorganization, and 49,317, or 8.9% abstained. Accordingly, the Reorganization was approved.
13. Reorganization of Energy Fund into Tortoise Capital Series Trust and Fund Name Change
On June 13, 2025, as the result of a tax-free reorganization, the Tortoise Energy Infrastructure and Income Fund (the “Predecessor Fund”), a series in the Managed Portfolio Series Trust, was reorganized into the Trust by transferring all of the Predecessor Fund’s assets to the Energy Fund, a newly formed ETF series of the Trust. The Predecessor Fund was deemed to be the accounting survivor for financial reporting purposes.
In connection with the reorganization, the Fund changed its name from Tortoise Energy Infrastructure and Income Fund to Tortoise Energy Fund.
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Fund was $536,043,329, $533,946,166 and $182,706,838, respectively.
At the date of reorganization, shares outstanding for the Predecessor Fund were 58,505,822.
14. Report of the Energy Fund’s Special Shareholder Meeting (Unaudited)
A Special Meeting of Shareholders of the Predecessor Fund took place on May 7, 2025, to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund, whereby the Tortoise Energy Fund (“the Acquiring Fund”), a series of Tortoise Capital Series Trust, would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund (the “Reorganization”).
All Predecessor Fund shareholders of record at the close of business on March 13, 2025, were entitled to vote. As of the record date, the Predecessor Fund had 59,855,925 shares outstanding.

32

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
Of the 30,838,226 shares of the Fund present in person or by proxy at the meeting on May 7, 2025: 30,166,134, or 97.8% voted in favor of the Reorganization (representing 50.4% of total outstanding shares), 233,428, or 0.8%, voted against the Reorganization, and 438,664, or 1.4% abstained. Accordingly, the Reorganization was approved.
15. Merger of Tortoise Electrification Infrastructure ETF
Pursuant to a plan of merger approved by the Board of Directors of Tortoise Pipeline and Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), or the “Predecessor Fund” and collectively with TTP and NDP, the “Acquired Funds”) were merged into, Tortoise Power and Energy Infrastructure Fund, a newly formed ETF series of the Trust (the “Acquiring Fund”) on December 23, 2024. A total of 1,666,014 shares of NDP were exchanged for 3,407,320 shares of the Acquiring Fund, a total of 2,010,566 shares of TTP were exchanged for 4,843,279 shares of the Acquiring Fund, and a total of 5,890,167 shares of TPZ were exchanged for 5,890,167 shares of the Acquiring Fund on the closing date. This merger qualified as tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. The Acquired Funds’ unrealized appreciation of $54,073,334 was combined with that of the Acquiring Fund. Following the merger, the combined net assets of the Acquiring Fund totaled $281,513,165. Assuming the acquisition had been completed on December 1, 2024, the beginning of the fiscal reporting period of the Acquired Funds, the pro forma results of operations for the period ended November 30, 2025, are as follows:
- Accumulated net investment income (loss): $(18,798,785)
- Accumulated net realized gain (loss): $(161,148,255)
- Net unrealized appreciation (depreciation) of investments: $21,573,072
Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s Statement of Operations since December 23, 2024.
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
16. Change in Independent Registered Public Accounting Firm
As a result of the merger and launch of Electrification Infrastructure ETF on December 23, 2024 and the reorganization of the Energy Fund, Global Water Fund and North American Pipeline Fund into their respective acquiring fund, each a series of the Trust on June 13, 2025, July 11, 2025 and May 9, 2025, respectively, a change of auditors was deemed to occur. The Board upon the recommendation of the Trust’s Audit Committee, selected and formally engaged Tait, Weller & Baker, LLP. (“Tait”) as the Funds’ independent registered public accounting firm for the fiscal year ending November 30, 2025.
On February 21, 2024, the Audit Committees of the Managed Portfolio Series Trust appointed and formally engaged Ernst & Young, LLP (“E&Y”) as the Energy Fund’s, Global Water Fund’s and North American Pipeline Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2024. On January 22, 2025 the Audit Committee of TPZ appointed and formally engaged E&Y as the Electrification Infrastructure ETF’s independent registered public accounting firm for the fiscal year ending November 30, 2024. E&Y’s report on the Energy Fund’s, Electrification Infrastructure ETF’s, Global Water Fund’s and North American Pipeline Fund’s financial statements for the fiscal year ending November 30, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.
During the year ended November 30, 2024, there were no disagreements between the Energy Fund, Electrification Infrastructure ETF, Global Water Fund and the North American Pipeline and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period. During the year ended November 30, 2024, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

33

Tortoise ETFs
Notes to Financial Statements
November 30, 2025(Continued)
During the year ended November 30, 2024, neither the Energy Fund, Electrification Infrastructure ETF, Global Water Fund, nor the North American Pipeline Fund, nor anyone on their behalf has consulted with E&Y regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the North American Pipeline Fund nor the Electrification Infrastructure ETF nor oral advice was provided that E&Y concluded was an important factor considered by the Funds in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).
17. Subsequent Events
On December 31, 2025, the AI Infrastructure ETF paid an income distribution to shareholders in the amount of $26,666 or $0.01532537 per share.
On December 31, 2025, the Energy Fund paid an income distribution to shareholders in the amount of $6,478,912 or $0.1172 per share.
On December 31, 2025, the Electrification Infrastructure ETF paid an income distribution to shareholders in the amount of $433,583 or $0.067846 per share.
On December 31, 2025, the Global Water Fund paid an income distribution to shareholders in the amount of $1,338,151 or $1.27442989 per share.
On December 31, 2025, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $6,652,965 or $0.33550001 per share.
On January 1, 2026, Tortoise Essential Energy Fund changed its name to Tortoise Electrification Infrastructure ETF and changed its non-fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets (including assets obtained through borrowings for investment purposes) in electrification infrastructure assets.
Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

34

Tortoise Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
of Tortoise Capital Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Tortoise AI Infrastructure ETF, Tortoise Energy Fund (formerly Tortoise Energy Infrastructure and Income Fund), Tortoise Electrification Infrastructure ETF (formerly Tortoise Essential Energy Fund), Tortoise Global Water Fund (formerly Tortoise Global Water ESG Fund), and Tortoise North American Pipeline Fund referred to as the (“Funds”) each a series of the Tortoise Capital Series Trust, including the schedules of investments, as of November 30, 2025, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2025, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting Tortoise Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Tortoise AI Infrastructure ETF	For the period August 4, 2025 (commencement of operations) to November 30, 2025.	For the period August 4, 2025 (commencement of operations) to November 30, 2025.	For the period August 4, 2025 (commencement of operations) to November 30, 2025.
Tortoise Energy Fund, Tortoise Electrification Infrastructure ETF, Tortoise Global Water Fund and Tortoise North American Pipeline Fund	For the year ended November 30, 2025.	For the year ended November 30, 2025.	For the year ended November 30, 2025.

With respect to Tortoise Energy Fund, the statements of changes in net assets for the year ended November 30, 2024 and the financial highlights for each of the four years in the period ended November 30, 2024 have been audited by other auditors, whose report dated January 28, 2025 expressed an unqualified opinion on such statements and financial highlights.
With respect to Tortoise Electrification Infrastructure ETF, the statements of changes in net assets for the year ended November 30, 2024 and the financial highlights for each of the four years in the period ended November 30, 2024 have been audited by other auditors, whose report dated January 29, 2025 expressed an unqualified opinion on such statements and financial highlights.
With respect to Tortoise Global Water Fund and Tortoise North American Pipeline Fund, the statements of changes in net asset for the year ended November 30, 2024 and the financial highlights for each of the four years in the period ended November 30, 2024 have been audited by other auditors, whose report dated January 28, 2025 expressed an unqualified opinion on such statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2025.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

35

Tortoise Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2026

36

Tortoise ETFs
Additional Information (Unaudited)
Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.
Availability of Proxy Voting Information
A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.
Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2025, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%, 85.71%, 100.00%, 78.71%, and 100.00% for the AI Infrastructure ETF, the Energy Fund, the Electrification Infrastructure ETF, the Global Water Fund, and the North American Pipeline Fund, respectively.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2025 was 0.00%, 81.25%, 100.0%, 36.37%, and 71.06% for AI Infrastructure ETF, the Energy Fund, the Electrification Infrastructure ETF, the Global Water Fund, and the North American Pipeline Fund, respectively.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%, 0.00%, 0.00%, 4.62% and 0.00% for AI Infrastructure ETF, the Energy Fund, the Electrification Infrastructure ETF, the Global Water Fund, and the North American Pipeline Fund, respectively.
Changes in and Disagreements with Accountants for Open-End Investment Companies
Subsequent to the period ended May 31, 2025, on June 13, 2025, Ernst & Young LLP (“EY”) ceased to serve as the independent registered public accounting firm for the Funds, in connection with the reorganization of the Funds to Tortoise Capital Series Trust as Tortoise Capital Series Trust uses Tait, Weller, and Baker LLP as their independent registered public accounting firm. During the Funds’ fiscal years ended November 30, 2024 and November 30, 2023, and the interim period ended June 13, 2025, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
Proxy Disclosure for Open-End Investment Companies
There were no matters submitted to a vote of shareholders during the period covered by this report.
Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies
See the Statement of Operations.
Statement Regarding Basis for Approval of Investment Advisory Contract
Disclosure Regarding the Board of Trustees’ Approval of the Investment Advisory Agreement for
Tortoise AI Infrastructure ETF
The Board of Trustees (the “Board” or the “Trustees”) of Tortoise Capital Series Trust (the “Trust”) met in person on April 16, 2025 and virtually on July 16, 2025 (the “Meetings”) to consider the approval of the Investment Advisory Agreement between Tortoise Capital Advisors, L.L.C. (the “Adviser”) and the Trust, on behalf of Tortoise AI Infrastructure ETF (the “Fund”), a newly formed series of the Trust. In addition, on April 16, 2025 and July 15, 2025, the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “Independent Trustees”), and who constitute a majority of the Board, met separately with their independent legal counsel without representatives of the Adviser or the Trust present to consider the information provided with respect to

37

Tortoise ETFs
Additional Information (Unaudited)(Continued)
the approval of the Investment Advisory Agreement. In advance of the Meetings, the Independent Trustees received a memorandum from counsel to the Independent Trustees outlining their fiduciary duties and relevant legal standards in reviewing the Investment Advisory Agreement.
In connection with its consideration of the approval of the Investment Advisory Agreement, the Board, through counsel to the Independent Trustees, requested and received detailed information covering a wide range of matters including, but not limited to, a description of the nature, extent and quality of services to be provided to the Fund by the Adviser; strategic initiatives with respect to the Adviser and the Tortoise fund family, including product initiatives expected in 2025; a review of the background, experience and tenure of key members of the investment team and senior management team of the Adviser; select financial information of the Adviser; information regarding the expected expenses of the Fund; information regarding management fees and expense ratios (including comparative fee and expense information measured against peer funds); and other pertinent information.  Based on its evaluation of this information and discussions held at the Meetings and at the prior executive sessions of the Independent Trustees, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.
In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the Investment Advisory Agreement for the Trust on behalf of the Fund, the Board did not identify any single factor as determinative but considered all factors together. Each Board member may have attributed different levels of importance and may have placed different emphasis on the different factors and information received. A summary of the principal information and factors considered by the Board in deciding to approve the Investment Advisory Agreement is set forth below.
Nature, Extent and Quality of Services to be Provided to the Fund
The Board considered the nature, extent and quality of the services to be provided to the Fund by the Adviser, noting that the Fund will be an actively managed ETF.
The Board discussed the experience and resources of the Adviser, as well as the depth of experience and other qualifications of the investment personnel and management personnel of the Adviser, including the Fund’s portfolio managers. The Board considered recent changes to the Adviser’s organization, including the sale of certain non-strategic businesses, as well as proposed and future product initiatives with respect to the Trust. The Board noted that these changes were intended to help the Adviser focus on its historical strengths. The Board considered investment related services to be provided by the Adviser, including evaluating and recommending changes to investment strategies and benchmarks for certain series of the Trust, performance monitoring and reporting, oversight of investment risk, and monitoring of best execution. The Board considered the Adviser’s and its affiliates’ dedication of resources, time, people, and capital with respect to the services to be provided to the Fund as well as future product initiatives that may benefit the Fund and the Trust.
The Board also considered that the Adviser will provide the Fund with non-advisory services such as those related to regulatory, compliance and administrative functions; board support and reporting; establishing and monitoring relationships with other service providers (including the transfer agent, custodian, and distributor); and overseeing various operations, including without limitation, fund distributions, valuation matters, tax matters, securities lending and borrowing. The Board considered the significant risks borne by the Adviser in connection with its services, including the entrepreneurial risks in sponsoring and supporting new funds and ongoing risks with managing such funds including investment, operational, reputational, compliance and litigation risks.
The Board concluded, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent, and quality of the services to be provided by the Adviser to the Fund under the Investment Advisory Agreement.
Investment Performance
The Board noted that the Fund had not yet commenced operations. The Board considered the Adviser’s experience and track record with respect to other exchange-traded funds managed by the Adviser. The Board also considered that the Adviser managed both active and passive ETFs, and that the Fund will be actively managed.

38

Tortoise ETFs
Additional Information (Unaudited)(Continued)
Fee Information, Cost of Services Provided and Profitability
The Board examined the unitary fee structure proposed for the Fund, including a comparison of the Fund’s proposed fee and expense information to that of a peer group of comparable funds compiled by the Adviser with input from a third-party service provider.  The Board considered information discussed at the Meetings and the methodology used by the Adviser to compile the comparative peer group information. The Board considered information about the financial condition of the Adviser, including audited financial statements, and determined that the Adviser’s financial condition was sound and that the Adviser has maintained adequate profit levels to support its proposed services to the Fund from the revenue of its overall investment advisory business.  With respect to the Fund, the Board considered that under the unitary fee arrangement, the Adviser will be responsible for the ordinary operating expenses incurred by the Fund, including those of the Fund’s principal service providers. The Board also considered information regarding projected annual operating expenses of the Fund that would be borne by the Adviser and paid from the unitary fee and projected break-even levels.
In light of all of the information that it received and considered, the Board concluded that the proposed unitary fee of the Fund was reasonable.
Economies of Scale and Fee Levels Reflecting Those Economies
The Board considered that the Fund will be managed pursuant to a unitary fee advisory arrangement, pursuant to which the Adviser will bear all of the Fund’s ordinary operating expenses until it gathers sufficient assets to, in effect, pay its own costs. The Board also considered that the Adviser reinvests a portion of its profits in its business, including through the addition of compliance and operations personnel and investment in new compliance systems, and that any economies of scale will be shared with the Fund in this manner. Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets. The Board determined to continue monitoring for potential economies of scale, but concluded that, at present, they were not a material factor for the Board to consider in connection with the approval of the Investment Advisory Agreement.
Benefits to be Derived from the Relationship with the Fund
The Board considered other potential benefits to the Adviser from serving as adviser to the Fund (in addition to the advisory fee).  The Board noted that the Adviser has no arrangements or understandings with broker-dealers to receive research in return for commissions, but that, among other things, the Adviser may be able to obtain additional separate account or other business because of its publicly disclosed advisory relationship with the Fund.  The Board concluded that other benefits that may be realized by the Adviser from its relationship with the Fund were appropriate.
Conclusion
Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the Investment Advisory Agreement, the Trustees, including all of the Independent Trustees, concluded that the approval of the Investment Advisory Agreement was in the best interests of the Fund.

39

Contacts
Board of Trustees
Carrie Ramirez Schoffman
Keith A. Fletcher
Andrew J. Iseman
John C. Maxwell
Tom Florence
Investment Adviser
Tortoise Capital Advisors, L.L.C
5901 College Boulevard, Suite 400
Overland Park, KS 66211
Investment Sub-Adviser
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400,
Oklahoma City, Oklahoma 73120
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place 50 S. 16th St.
Philadelphia, PA 19102
Transfer Agent, Fund Accountant and
Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Milwaukee, WI 04101
Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212
Fund Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, IL 60601
844-TR-INDEX
(844-874-6339)
This report must be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Tortoise Electrification Infrastructure ETF

On December 20, 2024, Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc. and Tortoise Power and Energy Infrastructure Fund, Inc., merged with and into a wholly-owned subsidiary of Tortoise Electrification Infrastructure ETF (formerly known as Tortoise Power and Energy Infrastructure Fund) (the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”). These transactions are referred to herein as the “Mergers.” As a result of the Mergers, the Fund assumed the accounting history of Tortoise Power and Energy Infrastructure Fund, Inc. (the “Predecessor Fund”).

At a meeting held on October 2, 2024, the Board of Trustees of the Trust approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Accordingly, as a result of the Mergers, a change in the Predecessor Fund’s independent registered public accounting firm was deemed to occur as of the closing date of the Mergers on December 20, 2024.

The reports of Ernst & Young LLP, the independent registered public accounting firm for the Predecessor Fund, on the Predecessor Fund’s financial statements as of and for the fiscal years ended November 30, 2023 and November 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2023 and November 30, 2022 and for the period through December 20, 2024, there were no disagreements between the Predecessor Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports.

During each of the two fiscal years ended November 30, 2023 and November 30, 2022 and for the period through December 20, 2024, there were also no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Predecessor Fund.

The Trust, on behalf of the Fund, has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Trust, on behalf of the Fund, set forth above and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, dated December 27, 2024, is filed as an exhibit to the Registrant’s Form 8-K, filed on December 27, 2024 (File No.: 811-23997).

During each of the two fiscal years ended November 30, 2023 and November 30, 2022 and for the period through December 20, 2024, none of the Fund, the Predecessor Fund, or any party acting on behalf of the Fund or the Predecessor Fund, consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund or the Predecessor Fund, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

For full notice disclosure of the change in accountant, refer to the Registrant’s Form 8-K, filed on December 27, 2024 (File No.: 811-23997).

Tortoise North American Pipeline Fund

On April 28, 2025, Ernst & Young LLP (“EY”) ceased to serve as the independent registered public accounting firm of Tortoise North American Pipeline Fund, in connection with the reorganization of the Tortoise North American Pipeline Fund into the Tortoise Capital Series Trust. As part of the reorganization, the Tortoise North American Pipeline Fund became a series of the Tortoise Capital Series Trust, which had approved the engagement of Tait, Weller & Baker LLC to serve as the independent registered public accounting firm of the Trust and its series.

The reports of Ernst & Young LLP, the independent registered public accounting firm for Tortoise North American Pipeline Fund’s financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of Tortoise North American Pipeline Fund’s two fiscal years ended November 30, 2024 and November 30, 2023, and the period through April 28, 2025 there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 28, 2025, there were also no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to Tortoise North American Pipeline Fund.

Tortoise North American Pipeline Fund has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish Tortoise North American Pipeline Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by Tortoise North American Pipeline Fund and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, dated February 9, 2026, is filed as an exhibit to this Form N-CSR.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 28, 2025, neither the Tortoise North American Pipeline Fund, nor any party acting on behalf of Tortoise North American Pipeline Fund, consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Tortoise North American Pipeline Fund, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tortoise Energy Fund

On June 13, 2025, Ernst & Young LLP (“EY”) ceased to serve as the independent registered public accounting firm of Tortoise Energy Fund (“TNGY”) (formerly Tortoise Energy Infrastructure and Income Fund), in connection with the reorganization of the Tortoise Energy Fund into the Tortoise Capital Series Trust. As part of the reorganization, the Tortoise Energy Fund became a series of the Tortoise Capital Series Trust, which had approved the engagement of Tait, Weller & Baker LLC to serve as the independent registered public accounting firm of the Trust and its series. Effective as of the close of business on June 13, 2025, Tortoise Energy Infrastructure and Income Fund (“INFIX”) successfully reorganized into the Tortoise Energy Fund (“TNGY”), an exchange-traded fund.

The reports of Ernst & Young LLP, the independent registered public accounting firm for Tortoise Energy Fund’s financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of Tortoise Energy Fund’s two fiscal years ended November 30, 2024 and November 30, 2023, and during the period through June 13, 2025, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through June 13, 2025, there were also no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to Tortoise Energy Fund.

Tortoise Energy Fund has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish Tortoise Energy Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by Tortoise Energy Fund and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, dated February 9, 2026, is filed as an exhibit to this Form N-CSR.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through June 13, 2025, neither the Tortoise Energy Fund, nor any party acting on behalf of Tortoise Energy Fund, consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Tortoise Energy Fund, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tortoise Global Water Fund

On July 11, 2025, Ernst & Young LLP (“EY”) ceased to serve as the independent registered public accounting firm of Tortoise Global Water Fund (formerly Tortoise Global Water ESG Fund), in connection with the reorganization of the Tortoise Global Water Fund into the Tortoise Capital Series Trust. As part of the reorganization, the Tortoise Global Water Fund became a series of the Tortoise Capital Series Trust, which had approved the engagement of Tait, Weller & Baker LLC to serve as the independent registered public accounting firm of the Trust and its series.

The reports of Ernst & Young LLP, the independent registered public accounting firm for Tortoise Global Water Fund’s financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of Tortoise Global Water Fund’s two fiscal years ended November 30, 2024 and November 30, 2023, and the period through July 11, 2025, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through July 11, 2025, there were also no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to Tortoise Global Water Fund.

Tortoise Global Water Fund has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish Tortoise Global Water Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by Tortoise Globa Water Fund and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, dated February 9, 2026, is filed as an exhibit to this Form N-CSR.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through July 11, 2025, neither the Tortoise Global Water Fund, nor any party acting on behalf of Tortoise Global Water Fund, consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Tortoise Global Water Fund, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

All fund expenses, including Trustee compensation is paid by the Investment Adviser pursuant to the Investment Advisory Agreement. Additional information related to those fees is available in the Fund’s Statement of Additional Information.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Not applicable to open-end investment companies.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Not applicable to open-end investment companies.

(5) Not applicable to open-end investment companies and ETFs.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Capital Series Trust

By (Signature and Title)*	/s/ Tom Florence
Tom Florence, President

Date	2/9/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tom Florence
Tom Florence, President

Date	2/9/2026

By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer

Date	2/9/2026

* Print the name and title of each signing officer under his or her signature.